UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )

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DECKERS OUTDOOR CORPORATION
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2023 PROXY STATEMENT

Notice of Annual Stockholders Meeting

2023 PROXY STATEMENT SUMMARY

This Proxy Statement Summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider when making voting decisions. You should read this Proxy Statement carefully and completely before voting.

ABOUT DECKERS

Deckers Outdoor Corporation, doing business as Deckers Brands, is a global leader in designing, marketing and distributing innovative footwear, apparel, and accessories developed for both everyday casual lifestyle use and high-performance activities through our portfolio of brands.

DECKERS BRANDS

FASHION LIFESTYLE

UGG®

KOOLABURRA BY UGG™

PERFORMANCE LIFESTYLE

HOKA®

Teva

Sanük

DECKERS 50 YEARS BRANDS

Our products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and -operated retail stores, and select online stores, including Company-owned websites. This year we are celebrating 50 years of history building niche footwear brands into lifestyle market leaders attracting millions of loyal customers globally.

ANNUAL MEETING OF STOCKHOLDERS

DATE	Monday, September 11, 2023
TIME	1:00 p.m. Pacific Time
VIRTUAL MEETING
The 2023 Annual Meeting of Stockholders, or Annual Meeting, will be held virtually via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/DECK2023.

Stockholders will be able to vote and submit questions virtually during the Annual Meeting in accordance with the rules and procedures included on the meeting website.

To access the Annual Meeting you will need a 16-digit control number. Your control number is provided on the Notice of Internet Availability of Proxy Materials you received in the mail, on your proxy card (if you requested to receive printed proxy materials), or through your broker or other nominee if you hold your shares in "street name."

RECORD DATE	Thursday, July 13, 2023

PROPOSALS TO BE VOTED UPON

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION	PAGE REFERENCE

1	Elect ten directors to serve until the annual meeting of stockholders to be held in 2024, or until their successors are duly elected and qualified	"FOR" EACH DIRECTOR NOMINEE	7
2	Ratify the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2024	"FOR"	76
3	Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as described in the section of this Proxy Statement titled "Compensation Discussion and Analysis"	"FOR"	78
4	Approve, on a non-binding advisory basis, the frequency of future advisory votes on Named Executive Officer compensation.	FOR EVERY "ONE YEAR"	79
We may also consider and vote upon any other business that may properly come before the Annual Meeting, or at any postponements or adjournments thereof. As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement.

HOW TO VOTE

Your vote is important to the future of Deckers Outdoor Corporation. You are eligible to vote if you were a stockholder at the close of business on Thursday, July 13, 2023. Please refer to the section of this Proxy Statement titled "Questions and Answers About the Annual Meeting and Voting" for additional information on how to attend the Annual Meeting and vote your shares. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Our Board of Directors has nominated the following ten directors for election at the Annual Meeting:

DIRECTOR NOMINEES

Michael F. Devine, III	David A. Burwick	Nelson C. Chan	Cynthia (Cindy) L. Davis	Juan R. Figuereo
Maha S. Ibrahim	Victor Luis	Dave Powers	Lauri M. Shanahan	Bonita C. Stewart

BOARD RECOMMENDATION:
"FOR" each director nominee

We have an independent Board with extensive qualifications and skills. Our Board is also comprised of individuals with diverse backgrounds and experience. Each of our Board members is committed to representing the long-term interests of our stockholders.
QUALIFIED	QUALIFICATIONS AND SKILLS
	7/10 Industry	6/10 Technology Infrastructure/Cybersecurity
	9/10 Premium Branding	6/10 Compliance and Risk Oversight
	9/10 International	7/10 Corporate Governance
	3/10 High Level of Financial Literacy	6/10 Mergers and Acquisitions
	8/10 Retail	9/10 Public Company Executive
	5/10 Consumer Technology/Big Data	8/10 Human Resources/Talent Management
	8/10 Sales and Marketing	3/10 Corporate Responsibility
4/10 Supply Chain Management
DIVERSE	DEMOGRAPHICS
50% Ethnically Diverse
60% from Underrepresented Communities
40% Female
INDEPENDENT	9/10 Directors are Independent
ENGAGED
During our fiscal year ended March 31, 2023, or fiscal year 2023, no director nominee attended fewer than 80% of the meetings of our Board or meetings of any Board committee on which he or she served during his or her term.

Please refer to the section of this Proxy Statement titled "Proposal No. 1 - Election of Directors" for additional information.

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOARD RECOMMENDATION
"FOR" the ratification of the selection of KPMG LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2024.

•The Audit & Risk Management Committee is involved in the annual review and engagement of KPMG LLP to ensure its continuing audit independence.

•The Audit & Risk Management Committee believes the continued retention of KPMG LLP is in the best interests of the Company and our stockholders.

Please refer to the section of this Proxy Statement titled "Proposal No. 2 - Ratification of the Selection of KPMG LLP as Independent Registered Public Accounting Firm" for additional information.

PROPOSAL NO. 3 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

BOARD RECOMMENDATION:
"FOR" the approval, on a non-binding advisory basis, of the compensation of our Named Executive Officers as described in the section of this Proxy Statement entitled "Compensation Discussion and Analysis."

The primary objective of our executive compensation program is to compensate our executive officers in a manner that will attract, retain, and motivate talented executives with the skills needed to manage a complex and growing business in a competitive industry, while creating long-term value for our stockholders. The Talent & Compensation Committee seeks to design our executive compensation program in a manner that reflects direct alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives.

Consistent with our strategic objectives for fiscal year 2023, when designing our executive compensation program for the year, the Talent & Compensation Committee focused on continuing to build and retain our executive team, while incentivizing our executive officers to focus on increasing revenue, enhancing profitability, achieving ESG objectives, and creating long-term value for our stockholders.

When establishing our executive compensation program, the Talent & Compensation Committee is guided by the following four principles:

•Pay for performance by having a significant portion of compensation earned based on the achievement of performance-based conditions.

•Align interests of executives with stockholders by tying a significant portion of compensation to performance that creates long-term value for our stockholders.

•Attract and retain executives with the background and experience necessary to lead the organization and achieve our strategic objectives.

•Reward achievement by offering incentives for achieving short-term and long-term financial goals that are directly tied to the achievement of strategic objectives.

Please refer to the sections of this Proxy Statement titled “Compensation Discussion and Analysis” and "Proposal No. 3, Advisory Vote to Approve Named Executive Officer Compensation" for additional information.

PROPOSAL NO. 4 ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

BOARD RECOMMENDATION:
For the approval, on a non-binding advisory basis, that the frequency of future advisory votes on the compensation of our Named Executive Officers shall occur every "ONE YEAR."

•Non-binding advisory vote on whether the Company should hold an advisory vote to approve the compensation of our Named Executive Officers every "one year," "two years" or "three years."

•Our Board of Directors believes submitting the advisory vote on executive compensation on an annual basis is appropriate as it affords our stockholders the ability to provide routine feedback on our compensation program.

Please refer to the section of this Proxy Statement titled "Proposal No. 4, Frequency of Future Advisory Vote on Named Executive Officer Compensation" for additional information.

OUR BUSINESS AND STRATEGIC OBJECTIVES

LONG-TERM STRATEGY AND GROWTH

We remain committed to our long-term strategies, which have been the primary drivers of our success in recent years. Our strategic framework includes efforts to:
•Expand global consumer adoption of the HOKA brand and increase its market share within the performance athletic space;

•Enhance the UGG brand's global positioning through elevated consumer experiences and segmented products that feature recognizable brand heritage;

•Adopt technology and analytical tools to further enhance our capabilities to support our evolving business, including expanding our digital marketing and e-commerce platforms; and

•Invest in enterprise infrastructure to support the increased scale of our organization and key global growth initiatives, including investment in talent as well as distribution and logistics needs.

We intend to closely monitor the planned investments in our business as we remain mindful of a challenging macroeconomic environment. We also intend to continue to focus on the achievement of ESG initiatives. We remain committed to delivering long-term stockholder value through the continued execution of our strategies.

ESG Highlights

The achievement of ESG initiatives is a crucial part of our strategic objectives and corporate culture. We strive to do good and do great while minimizing our environmental impact and employing socially conscious operations. In the last year, we have continued to amplify our ESG program and are committed to maintaining open and interactive dialogue on ESG matters with our stakeholders to ensure their views are actively considered. The tables below reflect a select group of highlights from our ESG program during fiscal year 2023.

ENVIRONMENTAL

•We began utilizing the HIGG Facility Environmental Module, a sustainability tool used by our factory partners to collect detailed and standardized information about a partner's waste, water, and energy consumption, and to identify and prioritize opportunities for sustainability performance improvements.

•We sourced all of our leather supplies from Leather Working Group-certified tanneries, which promote sustainable and environmentally friendly business practices within the leather industry.

•We continued our long-term grant with the Savory Institute to support regenerative farming practices on sheep farms in Australia, influencing over 300,000 acres and 80 farms.

SOCIAL

•We improved Black, Indigenous, and People of Color, or BIPOC, representation among U.S. leaders (director and above) to 24%, up from 12% three years ago, as we continue to make progress towards our target of 25% by the end of fiscal year 2027.

•Our employees volunteered over 15,000 hours.

•We continued to focus on our employees' growth, creating experiences that align with our strategic priorities and promote inclusion, performance, connection, and development across the globe through various employee engagement activities and programs.

GOVERNANCE

•We continued to ensure diverse perspectives are reflected on our Board, which includes four female directors and six directors from underrepresented communities.

•We made governance changes to further promote Board involvement and oversight of Chief Executive Officer succession planning.

•The Corporate Governance Committee's duties were expanded to specifically address ESG initiatives and the committee was renamed the Corporate Responsibility, Sustainability and Governance Committee.

For additional information, please read our forthcoming corporate responsibility and sustainability report, or our Creating Change Report, and visit our website at www.deckers.com/responsibility. The information contained in our Creating Change Report or accessed through our website does not constitute part of this Proxy Statement and you should not consider that information in deciding how to vote your shares. References to our website address in this Proxy Statement are inactive textual references only.

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO OUR STOCKHOLDERS:

We are pleased to invite you to virtually attend the 2023 Annual Meeting of Stockholders of Deckers Outdoor Corporation to be held on Monday, September 11, 2023, at 1:00 p.m. Pacific Time.

Proposals to be Voted Upon:

1	Election of Directors. Elect ten directors to serve until the annual meeting of stockholders to be held in 2024, or until their successors are duly elected and qualified.
2
Ratification of Selection of Accounting Firm. Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2024, which covers the period from April 1, 2023 to March 31, 2024.

3
Advisory Vote on Executive Compensation. Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the section of this Proxy Statement entitled "Compensation Discussion and Analysis."

4
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. Approve, on a non-binding advisory basis, that the frequency of future votes on the compensation of our Named Executive Officers shall occur every one year.

Other Business. Consider and vote upon any other business that may properly come before the Annual Meeting, or any postponements or adjournments thereof.
Virtual Annual Meeting:
The Annual Meeting will be held virtually and conducted via a live webcast. You will be able to attend the Annual Meeting online, submit your questions and vote your shares during the meeting by visiting www.virtualshareholdermeeting.com/DECK2023. We believe hosting a virtual annual meeting encourages increased stockholder attendance and participation, and reduces the costs associated with holding and attending the meeting.

Record Date:
Our Board of Directors has fixed the close of business on Thursday, July 13, 2023, or the Record Date, as the date for determining which stockholders are entitled to notice of and to vote at the Annual Meeting, or any postponements or adjournments thereof.
Board Recommendations:
Our Board of Directors recommends that you vote "FOR" each of the director nominees named in Proposal No. 1, "FOR" Proposal Nos. 2 and 3, and for every "ONE YEAR" for Proposal No. 4.

BY ORDER OF THE BOARD OF DIRECTORS

Dave Powers Chief Executive Officer and President

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials you received in the mail, the section of this Proxy Statement titled "Questions and Answers About the Annual Meeting and Voting," or, if you requested to receive printed proxy materials, your enclosed proxy card.

Approximate Date of Mailing of Notice of Internet Availability of Proxy Materials: August 2, 2023

Cautionary Note Regarding Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in Item 1A, “Risk Factors,” and elsewhere, in our Annual Report on Form 10-K for fiscal year 2023, or the Annual Report, as well as the other reports we file with the Securities and Exchange Commission, or the SEC. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Meeting Date: Monday, September 11, 2023

PROXY STATEMENT

GENERAL INFORMATION
The enclosed Proxy Statement is solicited on behalf of the Board of Directors of Deckers Outdoor Corporation for use at our 2023 Annual Meeting of Stockholders, or the Annual Meeting, to be held virtually via a live webcast on Monday, September 11, 2023 at 1:00 p.m. Pacific Time, or at any postponements or adjournments thereof.
The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/DECK2023, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically.
The Annual Meeting is being held for the purposes described in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Annual Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the Securities and Exchange Commission, or SEC, rules. These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about this Proxy Statement or the Annual Meeting, please refer to the question titled "Whom should I contact with other questions?" below.
Q:    When and where will the Annual Meeting be held?

A:     The Annual Meeting will be held on Monday, September 11, 2023, at 1:00 p.m. Pacific Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting: www.virtualshareholdermeeting.com/DECK2023. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the question titled "How can I vote my shares?" for information on obtaining your 16-digit control number.

Q:    What proposals am I being asked to vote upon at the Annual Meeting?

A:     The proposals to be voted on at the Annual Meeting, and our Board's recommendation with respect to each proposal, are as follows:

NUMBER	PROPOSAL	BOARD VOTING RECOMMENDATION

Proposal No. 1: Election of Directors	Elect ten director nominees to serve until the annual meeting of stockholders to be held in 2024, or until their successors are duly elected and qualified	"FOR" EACH DIRECTOR NOMINEE
Proposal No. 2: Ratification of Selection of Accounting Firm	Ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal year 2024	"FOR"
Proposal No. 3: Advisory Vote on Executive Compensation	Approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the section of this Proxy Statement titled "Compensation Discussion and Analysis"	"FOR"
Proposal No. 4: Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	Approve, on a non-binding advisory basis, that the frequency of future votes on the compensation of our Named Executive Officers shall occur every one year.	FOR EVERY "ONE YEAR"

Q:    Why did I receive these proxy materials?

A:     We are providing this Proxy Statement in connection with the solicitation by our Board of Directors of proxies to be voted at the Annual Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.

Whether or not you plan to attend the Annual Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible to ensure your representation at the Annual Meeting.

Q:    Why did I receive a notice in the mail regarding the Internet availability of proxy materials?

A:     Instead of mailing printed copies to each of our stockholders, we have elected to provide access to the proxy materials over the Internet under SEC's "notice and access" rules. These rules allow us to make our stockholders aware of the Annual Meeting and the availability of the proxy materials by sending a Notice of Internet Availability of Proxy Materials, or the Notice, which provides instructions on how to access the full set of proxy materials through the Internet or make a request to have printed proxy materials delivered by mail. Accordingly, on or about August 2, 2023, we mailed the Notice to each of our stockholders. The Notice contains instructions on how to access the proxy materials, including this Proxy Statement and our

Annual Report, each of which are available at www.proxyvote.com. The Notice also provides instructions on how to vote your shares.

Q:    Who can vote at the Annual Meeting?

A:    Only our stockholders at the close of business on July 13, 2023, or the Record Date, will be entitled to attend and vote at the Annual Meeting. On the Record Date, there were 26,134,458 shares of our common stock outstanding and entitled to vote. Each share of common stock issued and outstanding on the Record Date is entitled to one vote on any matter to be voted upon by our stockholders at the Annual Meeting.

•Holders of Record - If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare, then you are a "holder of record." As a holder of record, you may vote at the virtual Annual Meeting, or you may vote by proxy. If you are a holder of record and you indicate when voting that you wish to vote as recommended by our Board, or if you submit a vote by proxy without giving specific voting instructions, then the proxyholders will vote your shares as recommended by our Board on all matters described in this Proxy Statement. Thomas Garcia and Steven J. Fasching, the designated proxyholders, are members of our management.

•Beneficial Owners - If, on the Record Date, your shares were held in an account at a bank, broker, dealer, or other nominee, then you are the "beneficial owner" of shares held in "street name" and this Proxy Statement is being made available to you by that nominee. The nominee holding your account is considered the holder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the holder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid "legal proxy" or obtain a 16-digit control number from your nominee. Please contact your nominee directly for additional information.

Q:    What is the quorum requirement for the Annual Meeting?

A:     The presence at the Annual Meeting, virtually (even if not voting) or by proxy, of the holders of a majority of the voting power of all the shares of our common stock entitled to be voted at the Annual Meeting, will constitute a quorum at the Annual Meeting. We will treat shares of common stock represented by a properly voted proxy, including shares for which authority is withheld or that a stockholder abstains from voting, as well as broker non-votes, as present at the Annual Meeting for the purposes of determining the existence of a quorum. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Q:    What are the voting requirements to approve each of the proposals, and what happens if I do not vote?

A:     The voting requirements to approve each of the proposals to be voted upon at the Annual Meeting, as well as the effects of abstentions and broker non-votes on each of the proposals, are as follows:

PROPOSAL	VOTING REQUIREMENT	EFFECT OF ABSTENTIONS(1)	EFFECT OF BROKER NON-VOTES(2)

Proposal No. 1: Election of Directors
Each director nominee in an uncontested election(3) will be elected by a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present).

A "majority of the votes cast" means that the number of votes "FOR" a director nominee must exceed 50% of the total votes cast in the election of directors.
		A "WITHHOLD" vote with respect to a director nominee will not count as a vote cast for that nominee, will not be included in the total number of votes cast, and will have no effect on the outcome of the vote on this proposal.	Broker non-votes will not count as votes cast on this proposal, and will have no effect on the outcome of the vote on this proposal.
Proposal No. 2: Ratification of Selection of Accounting Firm	Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).
		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Because a bank, broker, dealer or other nominee may generally vote without instructions on this proposal, we do not expect any broker non-votes to result for this proposal.
Proposal No. 3: Advisory Vote on Executive Compensation	Requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on the proposal at the Annual Meeting (assuming that a quorum is present).
		An "ABSTAIN" vote will be included in the total number of shares present and entitled to vote on this proposal, and will have the same effect as a vote "AGAINST" this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.
Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	Stockholders may select every "one year," "two years" or "three years" with respect to this proposal. The option that receives the greatest number of votes will be considered the frequency selected by our stockholders.	An "ABSTAIN" vote will have no effect on the outcome of this proposal.	Broker non-votes will not count as votes cast on this proposal and will have no effect on the outcome of the vote on this proposal.

(1)You may vote to "WITHHOLD" authority for one or more director nominees and may "ABSTAIN" from voting on one or more of the other proposals described in this Proxy Statement. Shares for which authority is withheld or that a stockholder abstains from voting will be counted for purposes of determining whether a quorum is present at the Annual Meeting.
(2)Pursuant to applicable New York Stock Exchange, or NYSE, rules, if you are a beneficial owner of shares held in street name and do not provide the nominee that holds your shares with specific voting instructions, the nominee may generally vote in its discretion on “routine” matters (such as Proposal No. 2). However, if the nominee that holds your shares does not receive instructions from you on how to vote your shares on a “non-routine” matter (such as Proposal Nos. 1, 3, and 4), it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.” Broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting.
(3)An "uncontested election" is an election in which the number of director nominees is not greater than the number of directors to be elected. A "contested election" is an election in which the number of director nominees nominated by (i) our Board, (ii) any stockholder, or (iii) a combination of our Board and any stockholder, exceeds the number of directors to be elected. In a contested election, directors will be elected by a plurality of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting.

Q:    What happens if a director nominee fails to receive a majority vote in an uncontested election at the Annual Meeting?

A:    Each incumbent director standing for reelection at the Annual Meeting has tendered an irrevocable letter of resignation, effective upon such incumbent director not receiving a majority vote at the Annual Meeting and acceptance of such resignation by our Board. Our Board must accept or reject such resignation within 90 days following certification of the stockholder vote in accordance with the procedures established by our Amended and Restated Bylaws, or our Bylaws. If a director’s resignation offer is not accepted by our Board, that director will continue to serve until our annual meeting of stockholders to be held in 2024 or his or her successor is duly elected and qualified, or until such director’s earlier death, resignation, or removal.

Any director nominee who is not an incumbent director and who fails to receive a majority vote in an uncontested election will not be elected as a director, and a vacancy will be left on our Board. Our Board, in its sole discretion, may either fill a vacancy resulting from a director nominee not receiving a majority vote pursuant to our Bylaws or decrease the size of our Board to eliminate the vacancy. All director nominees are incumbent directors standing for reelection at the Annual Meeting.

Q:    Could other matters be decided at the Annual Meeting?

A:     As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies will vote in accordance with their discretion with respect to those matters.

Q:    How can I vote my shares?

A:    Your shares can be voted as follows:

•    Holders of Record - Holders of record can vote by proxy or by attending the Annual Meeting where votes can be submitted electronically via live webcast. If you wish to vote by proxy, you can vote by Internet, telephone, or mail as described below. Whether or not you plan to attend the Annual Meeting, we encourage you to submit your proxy or voting instruction as soon as possible to ensure your representation at the Annual Meeting.

VOTING METHOD

To vote at the Annual Meeting by live webcast, you must visit the following website:
www.virtualshareholdermeeting.com/DECK2023. You will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). The method you use to vote by proxy will not limit your right to attend or vote at the Annual Meeting. All shares that have been properly voted and not revoked will be voted at the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the Annual Meeting.

To vote by Internet, you will need the 16-digit control number included on the Notice or your proxy card (if you requested to receive printed proxy materials). Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Sunday, September 10, 2023 by visiting www.proxyvote.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the Notice or on your proxy card (if you requested to receive printed proxy materials). Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on Sunday, September 10, 2023 by calling 1-800-690-6903 and following the instructions.

To vote by mail, follow the instructions provided on your proxy card (if you requested to receive printed proxy materials). Simply mark, sign and date your proxy card and return it promptly in the postage-paid envelope provided. In order to be effective, completed proxy cards must be received by 11:59 p.m. Eastern Time on Sunday, September 10, 2023. This option is only available if you requested to receive printed proxy materials.

•    Beneficial Owners - If you are the beneficial owner of your shares, you should have received the Notice or a proxy card (if you requested to receive printed proxy materials) with this Proxy Statement from your nominee rather than from us. Simply (i) use the 16-digit control number to vote on the Internet or by telephone before the Annual Meeting, or vote at the Annual Meeting, or (ii) if you requested to receive printed proxy materials, vote by following the instructions provided on the proxy card you received from your nominee's website. Your 16-digit control number may be included in the voting instruction form that accompanied the proxy materials. If your nominee did not provide you with a 16-digit control number, you should contact your nominee to obtain your control number and access the Annual Meeting link. To vote at the Annual Meeting, you must first obtain a valid "legal proxy" from your nominee. Follow the instructions from your nominee to request a "legal proxy."

Q:    What can I do if I change my mind after I vote my shares?

A:     You may change your vote at any time before the polls are closed at the Annual Meeting.

•    Holders of Record - If you are a holder of record, you may change your vote by (i) providing written notice of revocation to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, (ii) executing a subsequent proxy using any of the voting methods discussed above (subject to the deadlines for voting with respect to each method), or (iii) attending the Annual Meeting and voting electronically via live webcast. However, simply attending the Annual Meeting will not, by itself, revoke your proxy.

•    Beneficial Owners - If you are a beneficial owner of your shares and you have instructed your nominee to vote your shares, you may change your vote by following the directions received from your nominee to change those voting instructions, or by attending the Annual Meeting and voting via live webcast, which can be accomplished as described above.

Subject to any revocation, all shares represented by properly executed proxies will be voted in accordance with the instructions on the applicable proxy, or, if no instructions are given, in accordance with the recommendations of our Board of Directors as described above.

Q:    Who is paying for the cost of this proxy solicitation?

A:     The solicitation of proxies is made on behalf of our Board and all the expenses of soliciting proxies from stockholders will be borne by us. In addition to the solicitation of proxies by use of the mail, our directors, officers, and employees may communicate with stockholders personally or by email, telephone, or otherwise for the purpose of soliciting such proxies. No additional compensation will be paid to any such persons for such solicitation, although we may reimburse them for reasonable out-of-pocket expenses incurred in connection with such solicitation. We will reimburse banks, brokers, dealers and other nominees for their reasonable out-of-pocket expenses in forwarding solicitation material to beneficial owners of shares held of record by such persons. The total estimated cost of the solicitation of proxies is approximately $125,000.

Q:    How may I obtain an additional copy of the proxy materials? How may I reduce the number of copies our household receives?

A:    We have adopted a procedure called "householding," which the SEC has approved. Under this procedure, we are delivering a single copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy materials. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, this Proxy Statement and the Annual Report, to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, this Proxy Statement or the Annual Report, or if you wish to receive separate copies in the future, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

In addition, if you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact us using the contact information set forth above. Stockholders who are beneficial owners of shares held in street name may contact their bank, broker, dealer or other nominee to request information about householding.

Q:    Where can I find the voting results of the Annual Meeting?

A:    We will announce preliminary voting results with respect to each proposal at the Annual Meeting. In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four business days following the Annual Meeting, unless final results are not known at that time, in which case preliminary voting results will be published within four business days of the Annual Meeting and final voting results will be published once we know them.

Q:      Where else can I find these proxy materials?

A:      This Proxy Statement and the Annual Report are available under "SEC Filings" at ir.deckers.com. Other information contained on or accessed through our website does not constitute part of this Proxy Statement and you should not consider this other information in deciding how to vote your shares. References to our website address in this Proxy Statement are inactive textual references only.

Q:    Whom should I contact with other questions?

A:    If you have additional questions about this Proxy Statement or the Annual Meeting, or if you would like additional copies of this Proxy Statement, please contact: Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, Telephone: (805) 967-7611.

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Board Characteristics
The Corporate Responsibility, Sustainability & Governance Committee considers many factors when identifying director nominees, including diversity with respect to personal characteristics (such as race, ethnicity, age, gender, and sexual orientation), as well as diversity with respect to experience and skills. We believe directors with diverse backgrounds create a Board that is positioned to best serve our Company, stockholders, employees, and communities by maximizing group dynamics in terms of range of professional experience, education, thought, and personal characteristics. We also value the mix of viewpoints provided by our directors with various levels of tenure, from those with a deep understanding of our business to those with fresh perspectives. Our strong commitment to diversity and inclusion is reflected within the composition of our Board.
A snapshot of certain characteristic of our ten director nominees is depicted in the charts below.

BOARD COMMITTEES CHAIRED BY WOMEN	AGE DISTRIBUTION	BOARD REFRESHMENT

67%	52-67 61 (Average Age of Director Nominees)	4 (New Directors Over Past 5 Years)

BOARD CHAIRMAN SUCCESSION	COMMITTEE CHAIR SUCCESSION

October 2019 Michael F. Devine, III Appointed Chairman of the Board	October 2019 Cynthia (Cindy) L. Davis, Appointed Talent & Compensation Committee Chair Lauri M. Shanahan, Appointed Corporate Responsibility, Sustainability & Governance Committee Chair
June 2020 Juan R. Figuereo, Appointed Audit & Risk Management Committee Chair
September 2021 Bonita C. Stewart, Appointed Corporate Responsibility, Sustainability & Governance Committee Chair
Board Structure
Our Bylaws provide for the annual election of directors, and also provide that our Board will consist of not less than one nor more than ten members. The specific number of directors within this range is established by our Board. Our Board has adopted a resolution setting the current number of directors at ten.

At the Annual Meeting, our stockholders will be asked to elect ten directors to serve until the next annual meeting of stockholders to be held in 2024, or until their successors are duly elected and qualified. The names and certain information concerning the persons nominated by our Board to stand for election as directors at the Annual Meeting are set forth in the section of this Proxy Statement titled “Director Nominees” below.

If all director nominees are elected, then, immediately following the Annual Meeting, our Board will consist of ten members, and nine out of ten members of our Board, as well as each member of the Board's three standing committees, will be “independent directors” under applicable SEC and NYSE rules.
No Agreements or Family Relationships with Directors
No arrangement or understanding exists between any of our directors, director nominees, or executive officers and any other person pursuant to which any of them were selected as our director, director nominee, or executive officer.
There are no family relationships among any of our directors, director nominees or executive officers.
No Legal Proceedings
There are no legal proceedings related to any of our directors, director nominees, or executive officers which are required to be disclosed pursuant to applicable SEC rules.
Director Nominations
The Corporate Responsibility, Sustainability & Governance Committee is responsible for identifying and evaluating nominees for election to our Board. In addition to the candidates proposed by our Board or identified by the Corporate Responsibility, Sustainability & Governance Committee, the committee considers candidates for director proposed by stockholders, provided such recommendations are made in accordance with the procedures set forth in our Bylaws. Stockholder nominations that meet the criteria outlined below will receive the same consideration as nominations made by the Corporate Responsibility, Sustainability & Governance Committee.
Director Qualifications
Directors are responsible for overseeing and monitoring our business consistent with their fiduciary duties to our stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes, skills and professional experience. Our Board believes there are both general requirements for eligibility to serve as a member of our Board that are applicable to all directors, and other specialized characteristics that should be represented on our Board as a whole, but not necessarily by each director.
Qualifications for All Directors
Essential criteria for all director candidates considered by the Corporate Responsibility, Sustainability & Governance Committee include the following:
•Personal and professional integrity;
•Good business judgment;
•Relevant experience and skills;
•Ability to effectively serve the long-term interests of our stockholders; and
•Commitment to devoting sufficient time and energy to diligently performing duties as a director.

DIRECTOR NOMINEES

Our Board of Directors has nominated the following ten directors for reelection at the Annual Meeting. Important summary information about the director nominees is set forth in the table below, including the committee composition that we anticipate will be effective as of the date of the Annual Meeting. Following the table is certain biographical information about each director nominee, as well as selected information about the specific qualifications, attributes, skills, and experience that led our Board to conclude that each director nominee is qualified to serve on our Board. For information regarding committee composition as of the date of this Proxy Statement, please refer to the section titled "Corporate Governance--Board Committees."

					Committee Membership Following the Annual Meeting(1)
Name, Primary Occupation	Age	Director Since	Independent	Number of Other Public Company Directorships	AR(2)	TC(2)	CG(2)

Michael F. Devine, III	64	2011	YES	1
Corporate Director Chairman of our Board of Directors
David A. Burwick	61	2021	YES	1		●
President, Chief Executive Officer, Board Member, Boston Beer Company
Nelson C. Chan	62	2014	YES	2	●		●
Private Investor, Entrepreneur and Corporate Director
Cynthia (Cindy) L. Davis	61	2018	YES	2		ª	●
Corporate Director
Juan R. Figuereo	67	2020	YES	2	ª
Corporate Director
Maha S. Ibrahim	52	2021	YES	None	●
General Partner, Canaan Partners
Victor Luis	56	2020	YES	1		●
Corporate Director
Dave Powers	57	2016	NO	1
Chief Executive Officer and President
Lauri M. Shanahan	60	2011	YES	2	●		●
Corporate Director
Bonita C. Stewart	66	2014	YES	1		●	ª
Board Partner, Gradient Ventures

ª    Committee Chair
(1)    Subject to the reelection of each director nominee at the Annual Meeting.
(2)    AR: Audit & Risk Management Committee, TC: Talent & Compensation Committee, CG: Corporate Responsibility, Sustainability & Governance Committee

MICHAEL F. DEVINE, III
Age: 64 Director Since: 2011
Chairman of our Board	Public Company Directorships: FIVE Below, Inc. (NYSE: FIVE)

Mr. Devine previously served as a director and member of the audit committee of Express, Inc. (NYSE: EXPR) and currently serves as director and member of the audit committee and chair of the compensation committee at FIVE Below, Inc. (Nasdaq: FIVE). Mr. Devine retired as executive vice president and chief financial officer of Coach, Inc. in 2011. He served as a member of the board of Sur La Table, Inc. and was previously a member of the board of directors of The Talbots Inc. From 2004 to 2007, Mr. Devine served as a member of the board of directors and chair of the audit committee of Educate, Inc., a leading K-12 education service company with solutions such as Sylvan Learning Center. Mr. Devine also previously served as a director and member of the audit committee of NutriSystem, Inc. (Nasdaq: NTRI).

Selected Qualifications and Skills

•High Level of Financial Literacy - In addition to experience as the current and former member and chair of four audit committees and experience at Coach, Inc., served as chief financial officer and vice president-finance of Mothers Work, Inc., a maternity apparel retailer that was previously listed on Nasdaq, from February 2000 to November 2001. From 1997 to 2000, was chief financial officer of Strategic Distribution, Inc. (Nasdaq: STRD), a Nasdaq-listed industrial store operator. From 1995 to 1997, was chief financial officer at Industrial System Associates, Inc., and for the prior six years was the director of finance and distribution for McMaster-Carr Supply Company. Holds a B.S. in Finance and Marketing from Boston College and an M.B.A. in Finance from the Wharton School of the University of Pennsylvania.

•Public Company Executive - Experience at Coach, Inc. involved in managing a public company during a period of high growth. Serves as a corporate director and chair of the audit committees of Express, Inc. and FIVE Below, Inc.

•Compliance and Risk Oversight - 17 years of experience as a corporate director with risk oversight responsibilities.

•Premium Branding - Coach, Inc. is a leading marketer of modern classic American accessories.

•International - Involved in a global brand with worldwide operations while at Coach, Inc.

•Industry - In addition to experience at Coach, Inc., serves as a director of Express, Inc., a nationally recognized specialty apparel and accessory retailer offering women’s and men’s merchandise.

•Supply Chain Management and Retail - Involved in supply chain and wholesale and retail distribution channels while at Coach, Inc.

DAVID A. BURWICK
Age: 61 Director Since: 2021
Board Committees: Talent & Compensation	Public Company Directorships: The Boston Beer Company, Inc. (NYSE: SAM)

Mr. Burwick has served on the board of directors of The Boston Beer Company, Inc. (NYSE: SAM) since May 2005 and was appointed as its president and chief executive officer in April 2018. Prior to April 2018, Mr. Burwick served as president and chief executive officer of Peet's Coffee & Tea, Inc., since December 2012. From April 2010 to December 2012, Mr. Burwick served as president, North America of WW International, Inc., formerly Weight Watchers International, Inc. Prior to that, Mr. Burwick held numerous positions with PepsiCo, Inc., including chief marketing officer, PepsiCo Americas Beverages from August 2008 to August 2009; executive vice president, Marketing, Sales and R&D, PepsiCo International from April 2008 to July 2008; President, Pepsi-QTG Canada from January 2006 to March 2008; chief marketing officer, Pepsi-Cola North America from June 2002 to December 2005; and various marketing roles from 1989 to 2002. Mr. Burwick has extensive experience leading consumer products organizations. During Mr. Burwick's tenure as a director of The Boston Beer Company, Inc., he has served as chair and as a member of its compensation committee, and as chair and as a member of the nominating/governance committee.

Selected Qualifications and Skills

•Premium Branding - Experience as an executive at Peet's Coffee & Tea, Inc., PepsiCo. Inc. and The Boston Beer Company, Inc.

•Public Company Executive - Extensive experience with several leading public and private companies, both as an executive and as a director.

•Sales and Marketing - Held key marketing and sales positions with PepsiCo. Inc., including chief marketing officer.

•Human Resources - Held executive positions with leading companies and is a member of the compensation committee and nominating/governance committee of The Boston Beer Company, Inc.

•Retail - Previously served as president and chief executive officer at Peet's Coffee & Tea, Inc., WW International, Inc. and PepsiCo, Inc.

NELSON C. CHAN
Age: 62 Director Since: 2014
Board Committees: Audit & Risk Management Corporate Responsibility, Sustainability & Governance	Public Company Directorships: Synaptics, Inc. (Nasdaq: SYNA) Twist Bioscience Corporation (Nasdaq: TWST)

Mr. Chan is a private investor and entrepreneur. Mr. Chan is a director and member of the nominating and corporate governance and audit committee of Twist Bioscience Corporation (Nasdaq: TWST), as well as chairman of the board and member of the audit committee and nominations and corporate governance committee of Synaptics, Inc. (Nasdaq: SYNA). He was chairman of the board, chair of the compensation committee, member of the audit committee and member of the nominating and corporate governance committee of Adesto Technologies Corporation (Nasdaq: IOTS). From 2016 to 2019, Mr. Chan served as a director and member of the compensation and nominating and governance committees of Socket Mobile, Inc. (Nasdaq: SCKT). From 2006 to 2008, he served as chief executive officer of Magellan Corporation, and from 1992 to 2006, he served in various management positions with SanDisk Corporation. Mr. Chan is also a director of several privately held companies.

Selected Qualifications and Skills

•Entrepreneurial - Expertise in building technology companies.

•High Level of Financial Literacy - Has held numerous senior management positions with leading companies, including chief executive officer at Magellan Corporation.

•Public Company Executive - Extensive experience with several leading public and private companies, both as an executive and as a director.

•Sales and Marketing - Held key sales, marketing and engineering positions at SanDisk Corporation, Chips and Technologies, Signetics and Delco Electronics.

•International - Served as the executive vice president and general manager of consumer business at SanDisk Corporation, a global multi-billion dollar company.

•Compliance and Risk Oversight - Currently serves as a member of our Audit & Risk Management Committee and has over 14 years of experience as a corporate director with risk oversight responsibilities.

•Technology Infrastructure and Cybersecurity - Extensive experience in technology-based companies including sales, marketing and engineering.

CYNTHIA (CINDY) L. DAVIS
Age: 61 Director Since: 2018
Board Committees: Talent & Compensation (Chair) Corporate Responsibility, Sustainability & Governance	Public Company Directorships: Kennametal Inc. (NYSE: KMT) Brinker International, Inc. (NYSE: EAT)

Ms. Davis currently serves as a member of the board of directors and is the chair of the compensation and human capital committee and member of the nominating and governance committee of Kennametal Inc. (NYSE: KMT), a global supplier of tooling, engineering components. In January 2019, she joined the board of directors and currently chairs the governance committee and is a member of the compensation committee of Brinker International, Inc. (NYSE: EAT). Prior to 2019, Ms. Davis served as a member of the board of directors, as chair of the compensation committee and on the governance committee of Buffalo Wild Wings, Inc. (Nasdaq: BWLD), a casual dining restaurant and sports bar chain, from 2015 to 2018. Ms. Davis served as vice president of NIKE, Inc. (NYSE: NKE) and president of Nike Golf at NIKE, Inc. from 2008 to 2014, and as U.S. general manager at Nike Golf from 2005 to 2008. Prior to NIKE, Inc., Ms. Davis served as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, a subsidiary of Comcast Corporation (Nasdaq: CMCSA), from 2001 to 2004. She is a Trustee for the Board of Trustees at Furman University.

Selected Qualifications and Skills

•Premium Branding - Experience as vice president of NIKE, Inc. and president of Nike Golf at NIKE, Inc., a company engaged in the design, development, manufacturing, and worldwide marketing and sales of footwear, apparel, equipment, accessories, and services.

•Sales and Marketing; Retail - In addition to leading the division’s sales, marketing, and strategy while serving as senior vice president of golf sponsorships, sports marketing and new media at Golf Channel, led the $800 million global golf business for NIKE, Inc.

•High Level of Financial Literacy - Served on the audit committee of Kennametal Inc. Holds an M.B.A. in Marketing and Finance from the University of Maryland College Park. Oversaw the profit and loss of a separate operating unit within NIKE, Inc.

•International - Involved in global brands with worldwide operations while at NIKE, Inc. and Kennametal Inc.

•Public Company Executive - Held various executive management positions at NIKE, Inc. and Golf Channel, currently serves as a director of Kennametal Inc. and Brinker International, Inc., and previously served as a director and chair of the compensation committee of Buffalo Wild Wings, Inc.

•Industry - Extensive experience in the footwear, apparel and equipment industries through various positions at NIKE, Inc.

•Compliance and Risk Oversight - In addition to leadership roles at NIKE, Inc., served as a corporate director on the audit committee and serves on the compensation and nominating and corporate governance committees of Kennametal, Inc., and serves on the board of directors, as well as the compensation and corporate governance committees, of Brinker International, Inc. Previously served as chair of the compensation committee and on the governance committee of Buffalo Wild Wings.

•Technology Infrastructure and Cybersecurity - Serves as a director and chair of the compensation and human capital committee and member of the nominating and governance committee of Kennametal Inc., a technology-based company.

JUAN R. FIGUEREO
Age: 67 Director Since: 2020
Board Committees: Audit & Risk Management (Chair)	Public Company Directorships: Western Alliance Bancorporation (NYSE: WAL) Diversey, Inc. (Nasdaq: DSEY)

Mr. Figuereo currently serves as a director and member of the finance and investment committee and chair of the audit committee of Western Alliance Bancorporation (NYSE: WAL). In April 2021, he joined the board of directors and currently serves as chair of the audit committee and member of the nominating and corporate governance committee of Diversey, Inc. (Nasdaq: DSEY). Mr. Figuereo served as the executive vice president and chief financial officer of Revlon (NYSE: REV), a manufacturer and marketer of beauty and personal care products, from 2016 to 2017. From 2012 to 2015, he served as executive vice president and chief financial officer of NII Holdings, Inc. (NASDAQ: NIHD), a wireless communication services provider under the Nextel brand. NII Holdings, Inc. filed for bankruptcy protection in New York, New York on September 15, 2014. From 2009 to 2012, Mr. Figuereo served as executive vice president and chief financial officer of Newell Brands (NYSE: NWL), a global marketer of consumer and commercial products, and from 2007 to 2009 he served as executive vice president and chief financial officer of Cott Corporation (NYSE: PRMW). Mr. Figuereo has also served in senior management positions at Walmart, Inc. (NYSE: WMT) and PepsiCo, Inc. (Nasdaq: PEP). Mr. Figuereo served as a director and chair of the audit committee at PVH Corp. (NYSE: PVH), a leading apparel company with iconic brands such as Calvin Klein and Tommy Hilfiger in its portfolio. Mr. Figuereo is a venture partner with Ocean Azul Partners, LLC, an early stage investments fund based in South Florida. He is a member of the National Association of Corporate Directors and of the Florida Institute of CPAs.

Selected Qualifications and Skills

•Public Company Executive - Previously served as chief financial officer of several public companies with global footprints, including Revlon and Newell Brands, and held executive leadership roles at Walmart, Inc. and PepsiCo, Inc.

•High Level of Financial Literacy - Served as chief financial officer of several public companies and as chair of the audit committee of PVH Corp. Serves as the chair of the audit committee of Western Alliance Bancorporation and Diversey Inc. In addition, he serves as a member of the Audit & Risk Management Committee of our Company. Holds a B.B.A. from Florida International University, and previously worked for eight years as a certified public accountant.

•International - Significant executive leadership experience supporting global brands with worldwide operations.

•Supply Chain Management - Extensive experience in worldwide supply chain operations while in management roles for global companies.

•Sales and Marketing; Retail - Served as executive vice president of several global marketers, including Revlon and Newell Brands, and held senior management positions at Walmart, Inc. and PepsiCo, Inc.

•Mergers and Acquisitions - Previously served as the vice president in charge of mergers and acquisitions at Walmart, Inc.

MAHA S. IBRAHIM
Age: 52 Director Since: 2021
Board Committees: Audit & Risk Management	Public Company Directorships: None

Ms. Ibrahim is currently a general partner of Canaan Partners, an early stage venture capital firm, where she has worked since March 2000. Prior to joining Canaan Partners, from 1998 to 2000 she served as vice president of e-business at Qwest Communications, where she architected the company’s e-business strategy and spearheaded the redesign of Qwest.com, and previously served as Qwest Communication’s vice president of business development. From 2012 through 2020, Ms. Ibrahim served as a member of the board of directors of The RealReal, Inc. (Nasdaq: REAL), an online brick-and-mortar marketplace for authenticated luxury consignment, providing leadership to the company through its 2019 initial public offering. Ms. Ibrahim currently serves on the boards of directors of a number of private innovative enterprise and consumer companies. Further, she has served as a trustee for the Carnegie Endowment for International Peace, a foreign policy think tank, since 2017.

Selected Qualifications and Skills

•Industry - Extensive experience in the apparel industry through her experience on the board of The RealReal, Inc.

•Premium Branding - Premium branding experience in the luxury consignment business during her time as a director of RealReal, Inc.

•Consumer Technology/Big Data - Served as vice president of e-business at Qwest Communications.

•Sales and Marketing; Retail - Served as vice president of business development at Qwest Communications.

•Technology Infrastructure and Cybersecurity - Extensive experience in wireless and telecommunications industries.

•Mergers and Acquisitions – Experience with mergers and acquisitions while serving as general partner of Canaan Partners.

•Corporate Responsibility - Served on the board of The RealReal, Inc. a sustainable luxury company that promotes the re-circulation of products across the multi-billion dollar fashion industry and experience serving on the board of a private luxury brand company that has implemented a sustainability program and related initiatives.

VICTOR LUIS
Age: 56 Director Since: 2020
Board Committees: Talent & Compensation	Public Company Directorships: FarFetch (NYSE: FTCH)

Mr. Luis joined the board of directors of FarFetch Limited (NYSE: FTCH) in August 2020 and currently serves on the audit committee and as chair of the nominating and corporate governance committee. He served as the chief executive officer and on the board of directors of Tapestry, Inc. (formerly known as Coach, Inc.) (NYSE: TPR) from 2014 to 2019, where he led the company’s transformation into Tapestry Inc., a New York-based house of modern luxury brands including Coach, Kate Spade and Stuart Weitzman. Mr. Luis joined Coach, Inc. in 2006 as president and chief executive officer of Coach Japan. He rapidly assumed additional leadership responsibilities across Asia and Europe, becoming chief commercial officer of Coach, Inc. in 2013 and chief executive officer in 2014. Prior to joining Coach, Inc., from 2002 to 2006, Mr. Luis was president and chief executive officer of Baccarat, Inc., where he ran the North American operation of the French luxury brand. Mr. Luis joined the Moët-Hennessy Louis Vuitton Group in 1995, ultimately advancing to president and chief executive officer of its subsidiary, Givenchy, Japan Incorporated, before leaving in 2002.

Selected Qualifications and Skills

•International - Significant experience in managing multi-national teams while at Coach, Inc. and Moët-Hennessy Louis Vuitton Group.

•Retail - Previously served as chief executive officer of several global luxury retailers.

•Premium Branding - Premium global branding experience spanning over two decades as chief executive officer of Tapestry, Inc., overseeing its modern luxury brands, and as chief executive officer of Baccarat, Inc. and Givenchy, Japan Incorporated.

•Industry - Experience in footwear, apparel and accessories while on the board of Tapestry, Inc. with the brands Coach, Kate Spade and Stuart Weitzman.

•Public Company Executive - Executive management experience, including service as chief executive officer of publicly traded companies.

DAVE POWERS
Age: 57 Director Since: 2016
Executive Positions: Chief Executive Officer and President	Public Company Directorships: Solo Brands, Inc. (NYSE: DTC)

Mr. Powers became our Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Prior to joining our Company, Mr. Powers held several executive leadership roles at Converse Inc. (a subsidiary of NIKE, Inc.), Timberland LLC and Gap Inc. (NYSE: GPS). In May 2022, he joined the board of directors and currently serves on the audit committee of Solo Brands, Inc. (NYSE: DTC).

Selected Qualifications and Skills

•Industry - Extensive experience in the footwear and apparel industry through a variety of positions at three different footwear companies and a global apparel retailer.

•Supply Chain Management; Retail - As part of the NIKE, Inc. retail leadership team, was responsible for Converse Inc.'s global owned and distributor Direct-to-Consumer operations. During tenure at Timberland LLC and Gap Inc., held leadership roles with a variety of retail responsibilities from merchandising to store design.

•Sales and Marketing - Graduated cum laude from Northeastern University with a B.S. in Marketing. Throughout his career, has been responsible for the development of marketing strategy, with a focus on consumer engagement and digital marketing. While President of Brands of our Company, led the Omni-Channel organization, elevating and advancing the Omni-Channel platform.

•International - While serving in leadership roles at Timberland LLC, led worldwide retail merchandising, marketing, visual and store design, and oversaw European retail operations.

•Public Company Executive - Serves as our Chief Executive Officer and President with global responsibilities and oversight. Other leadership roles have been with public companies.

LAURI M. SHANAHAN
Age: 60 Director Since: 2011
Board Committees: Audit & Risk Management Corporate Responsibility, Sustainability & Governance	Public Company Directorships: Treasury Wine Estates Limited (ASX: TWE) CAVA Group, Inc. (NYSE: CAVA)

Ms. Shanahan has over 25 years of senior-level experience in retail, consumer products and hospitality, ranging from global, multi-channel, multi-brand enterprises to small and mid-cap growth companies. In June 2023, she joined the board of directors and is the chair of the people, culture and compensation committee of CAVA Group Inc. (NYSE: CAVA). She serves on the board of directors, and chair of the human resources committee of Treasury Wine Estates Limited (ASX: TWE), a vertically integrated global wine business with over 70 brands. She joined Gap Inc. in 1992 and served in numerous leadership roles, including chief administrative officer and chief legal officer, during her 16-year career with the company. Since then, she has served as a principal of Maroon Peak Advisors, a consumer products and retail consulting firm.

Selected Qualifications and Skills

•Public Company Executive - Joined Gap Inc. in 1992 and served for 16 years in numerous leadership roles including chief administrative officer, chief legal officer and corporate secretary and chairman of the foundation board. Gap Inc. is a leading global specialty retailer offering clothing, footwear, accessories, and personal care products for men, women, children, and babies under the Gap, Banana Republic, Old Navy, and Athleta brands.

•International - Directly involved in global brand development, supply chain and worldwide operations while at Gap Inc. and as a director and consultant.

•Supply Chain Management and Retail - Involved in retail, franchise, online licensing and other distribution channels, as well as sourcing and supply chain, while at Gap Inc. and as a consultant.

•Sales and Marketing - Acquired sales and marketing experience throughout her career at Gap Inc. and as director and consultant.

•Industry - Experience in footwear, apparel and accessories at Gap Inc., Charlotte Russe Holdings, Inc. and through consulting firm.

•Premium Branding - Premium and luxury branding experience at Gap Inc., through serving on the board of Treasury Wine Estates Limited and through retail consulting firm.

•Compliance and Risk Oversight - In addition to other leadership roles at Gap Inc., served as chief compliance officer and chief legal officer, overseeing the global corporate risk committee, as well as the global governance and compliance organization.

•Corporate Responsibility - While at Gap Inc., led development and oversight of global strategy, organization and execution of comprehensive social and environmental programs involving product development, supply chain, stakeholder engagement and employee and consumer-facing initiatives. Was president of Gap Inc. Foundation and also led government affairs and public policy.

BONITA C. STEWART
Age: 66 Director Since: 2014
Board Committees: Corporate Responsibility, Sustainability & Governance (Chair) Talent & Compensation	Public Company Directorships: PagerDuty, Inc. (NYSE: PD)

Ms. Stewart is currently a Board Partner at Gradient Ventures, Google's early-stage venture fund focused on artificial intelligence. She has been driving digital transformation at scale across multiple industries throughout her career. Prior to Gradient Ventures, Ms. Stewart served in various executive roles at Google, Inc. (Nasdaq: GOOG, GOOGL), a subsidiary of Alphabet Inc., including as Vice President, Global Partnerships where she led partner management for the largest U.S. publishers across search, news, commerce, media and entertainment, telecommunications and mobile applications. In January 2021 she joined the board of directors and serves as a member of the audit committee and nominating and corporate governance committees for PagerDuty (NYSE: PD), a digital operations management company. Ms. Stewart previously served on the board of directors and as a member of the compensation committee and nominating and corporate governance committee for Volta Industries, Inc. (NYSE: VLTA). Ms. Stewart served as a corporate director for Pluralsight, Inc. (Nasdaq: PS), from 2018 to 2021. From 2002 to 2006 she worked for DaimlerChrysler AG (now Daimler AG) as director of Chrysler Brand Advertising and the director of Chrysler Group’s first Interactive Communications team. Ms. Stewart began her career in 1979 at IBM Corporation (NYSE: IBM) where she served in various financial and marketing management positions. She is the co-author of A Blessing: Women of Color Teaming Up to Lead, Empower and Thrive and the 2019-2020 Women of Color in Business Cross-Generational Survey.

Selected Qualifications and Skills

•Industry - Over 30 years of experience in brand management, digital strategy, and execution.

•High Level of Financial Literacy - Lead strategy, business development and revenue growth plans for Google Inc.'s largest publisher partnerships. Holds an M.B.A. from Harvard Business School.

•Consumer Technology/Big Data - Extensive experience in digital transformation, and data driven digital strategies across multiple industries.

•Entrepreneurial - Served as president, chief operating officer, and co-founder of Nia Enterprises, LLC, a web-based company, and founder and chief executive officer of One Moment in Time, a women's formal-wear rental company.

•Sales and Marketing - Acquired sales, marketing, product distribution and online advertising experience.

•International - Led publisher partnerships for Latin America and Canada and has worked for Daimler AG and IBM Corporation, which are multi-billion dollar global companies.

•Public Company Executive - Strategic planning and large-scale operations experience with Google Inc. and IBM Corporation.

•Technology Infrastructure and Cybersecurity - Extensive experience in technology-based companies and fluency in digital transformation including digital strategy, mobile, video, programmatic, online advertising, cloud solutions, analytics and data privacy.

•Corporate Responsibility - Experience with employee resource group executive sponsorship, global hiring and retention processes and racial equity compliance oversight.

Summary of Qualifications and Skills of Directors

As part of our Board evaluation and director selection processes, the Corporate Responsibility, Sustainability & Governance Committee maintains a director skills matrix. When evaluating potential nominees, the Committee and the Board take into account the diversity of experience and backgrounds represented on our Board. The director skills matrix below summarizes the specific qualifications, attributes, skills and experience of each director nominee that led our Board to conclude that the nominee is qualified to serve on our Board. Set forth below is a matrix identifying the skills possessed by each individual director.

Specific Qualifications, Attributes, Skills and Experience	Michael F. Devine, III	David A. Burwick	Nelson C. Chan	Cynthia (Cindy) L. Davis	Juan R. Figuereo	Maha S. Ibrahim	Victor Luis	Dave Powers	Lauri M. Shanahan	Bonita C. Stewart

Industry	◆			◆	◆	◆	◆	◆	◆
Premium Branding	◆	◆		◆	◆	◆	◆	◆	◆	◆
International	◆	◆	◆	◆	◆		◆	◆	◆	◆
High Level of Financial Literacy	◆		◆		◆
Retail	◆	◆		◆	◆	◆	◆	◆	◆
Consumer Technology/ Big Data		◆	◆			◆	◆			◆
Sales and Marketing		◆	◆	◆	◆	◆	◆	◆		◆
Supply Chain Management	◆				◆			◆	◆
Technology Infrastructure and Cybersecurity	◆		◆		◆	◆	◆		◆
Compliance and Risk Oversight	◆	◆	◆	◆	◆				◆
Corporate Governance	◆	◆	◆	◆			◆		◆	◆
Mergers and Acquisitions	◆	◆	◆		◆	◆	◆
Public Company Executive	◆	◆	◆	◆	◆		◆	◆	◆	◆
Human Resources and Talent Management	◆	◆	◆	◆	◆			◆	◆	◆
Corporate Responsibility						◆			◆	◆

Consent to Serve
Each of the persons named above has consented to being named in this Proxy Statement and to serve as a director if elected, and our Board has no reason to believe any of the nominees will be unable or unwilling to serve as a director. If, however, any nominee withdraws or otherwise becomes unavailable to serve, our Board may decrease the size of our Board, or the proxies may be voted for the election of such other person as a director as our Board may recommend in place of the nominee.

Required Vote
Because this is an uncontested election, the election of our director nominees at the Annual Meeting requires the affirmative vote of a majority of the votes cast by the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting (assuming that a quorum is present). A "majority of the votes cast" means the number of shares voted "FOR" a director nominee's election exceeds 50% of the number of votes cast with respect to that director's election.

This proposal is considered a "non-routine" matter under NYSE rules. As a result, a bank, broker, dealer, or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Abstentions and broker non-votes are not counted as votes "FOR" or "AGAINST" a director nominee and will have no effect on the election of directors. If no contrary indication is made, returned proxies will be voted "FOR" each of the director nominees, or in the event any nominee is unable to serve as a director at the time of the election, returned proxies will be voted "FOR" any nominee designated by our Board to fill the vacancy.

BOARD RECOMMENDATION	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE TEN DIRECTOR NOMINEES.

CORPORATE GOVERNANCE

Corporate Governance at Deckers
Corporate governance is managed under the direction of our Board. Our Board has a long-standing commitment to comprehensive and effective corporate governance practices. Our Board continues to evaluate our governance policies and procedures to ensure that the right mix of individuals is present in our boardroom and to ensure effective oversight of our strategy and management in order to best serve our stockholders. Our Board has adopted Corporate Governance Guidelines that set forth the primary framework of governance principles applicable to our Company, a copy of which is available on our website at ir.deckers.com in the Overview section of the Governance tab.
Corporate Governance Elements
Our Board is committed to maintaining the highest standards of corporate governance and has established a strong framework by which our Company is governed. Key elements of our corporate governance framework include:

OUR POLICY OR PRACTICE	DESCRIPTION AND BENEFIT TO OUR STOCKHOLDERS

STOCKHOLDER RIGHTS
Annual Election of Directors	• Our directors are elected annually, reinforcing their accountability to our stockholders. We do not employ a classified board structure.
Single Class of Outstanding Voting Stock	• Our common stockholders control our Company with equal voting rights.
Majority Voting Standard	• We have a majority voting standard for uncontested director elections.
BOARD STRUCTURE
Director Independence	• Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as under applicable SEC and NYSE rules, our Board has determined that each of our directors, other than Mr. Powers, is an "independent director."
• Our three standing Board committees: the Audit & Risk Management Committee, the Talent & Compensation Committee and the Corporate Responsibility, Sustainability & Governance Committee, consist exclusively of independent directors and have adopted written charters. Committee composition and charters are reviewed annually by our Board.
Committee Governance	• Our Corporate Governance Guidelines allow our Board to determine whether to separate or combine the roles of the Chairman and Chief Executive Officer. Currently, Mr. Devine, who is an independent director, serves as Chairman of the Board. We believe this is the most appropriate leadership structure for our Company at this time.
Annual Board Self-Evaluations	• The Corporate Responsibility, Sustainability & Governance Committee conducts and oversees annual evaluations of our Board, each Board committee and each individual director, to ensure they are effective and continue to serve the best interests of our stockholders.
Board Oversight of Risk	• Our Board is generally responsible for risk management activities, but has delegated the oversight of risk management to our Audit & Risk Management Committee. Our full Board regularly engages in discussions of the most significant risks we face and how these risks are managed.
EXECUTIVE COMPENSATION
Annual Say-on-Pay Vote	• Historically, we have provided our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our Named Executive Officers on an annual basis as this affords our stockholders the ability to provide routine feedback on our compensation program. At the Annual Meeting, we are again asking our stockholders to approve the compensation of our Named Executive Officers every "ONE YEAR."
Corporate Governance Principles
Pursuant to Delaware law and our Bylaws, our business, property and affairs are managed under the direction of our Board of Directors. Thus, our Board is the ultimate decision-making body of our Company, except with respect to those matters reserved for our stockholders.
Our Board selects our Chief Executive Officer, and works together with our Chief Executive Officer to select our senior management team, which is charged with the day-to-day operation of our business. Members of our Board are kept informed about our business through discussions with our Chief Executive Officer and other senior management personnel, including by attending brand sales meetings and industry events, participating in periodic informal telephonic meetings, and reviewing materials provided to them, as well as by attending formal meetings of our Board and its committees. Having selected the senior management team, our Board acts as an adviser and counselor to senior management, monitors its performance and proposes or makes changes to the senior management team when it deems necessary or appropriate.
Board of Directors Meetings

BOARD OF DIRECTORS	Meetings in Fiscal Year 2023: 6

• Each of our directors attended at least 80% of Board meetings and meetings of the Board committees on which he or she served during his or her term.
• Time is scheduled for our independent directors to meet in an executive session at every Board meeting.
• Our Corporate Governance Guidelines state that directors are expected to attend each of our annual meetings of stockholders. All ten members of our Board attended the annual meeting of stockholders held in September 2022.

Director Independence
Our Corporate Governance Guidelines, as well as applicable NYSE rules, require that our Board be comprised of a majority of directors who satisfy the criteria for independence set forth in the NYSE rules. These guidelines help ensure that the interests of our Board and management are aligned with those of our stockholders, that conflicts of interest are avoided, and that we are in compliance with applicable SEC and NYSE rules. An independent director is one who our Board affirmatively determines has no material relationship with our Company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with our Company) and otherwise meets the requirements of the NYSE rules.
Based on the director independence requirements set forth in our Corporate Governance Guidelines, as well as in the applicable NYSE rules, our Board has determined that each of our directors, other than Mr. Powers, is an "independent director." In addition, all members of the Audit & Risk Management Committee, Talent & Compensation Committee, and Corporate Responsibility, Sustainability & Governance Committee meet the independence standards set forth in applicable SEC and NYSE rules.
Board Leadership Structure
Our Corporate Governance Guidelines allow the Board to determine whether to separate or combine the roles of chairman and chief executive officer. Our Board believes it is important to maintain flexibility in our Board leadership structure to best serve the interests of the Company and its stockholders at any particular time. However, our Board firmly supports having an "independent director" serve in a Board leadership position at all times.
In determining the appropriate structure, our Board considers multiple factors, including our business and strategic needs at the time and the composition of our Board. The roles of chairman and chief executive officer are currently separated. Our Board believes this leadership structure allows our Chief Executive Officer to focus on the day-to-day operation and management of our Company, while allowing our Chairman to focus on leading the Board in overseeing the interests of our Company and stockholders. Our Chairman, Mr. Devine, leverages his extensive experience in matters related to risk management, oversight of systems of internal control, and legal and regulatory compliance to advise the Company on identified and anticipated risks, as well as to drive strategy and agenda setting at the Board level. Our Chief Executive Officer, Mr. Powers, utilizes his extensive leadership experience in the footwear and apparel industry to drive the Company's strategic vision, oversee its long-term growth, and provide general oversight of the business and affairs of the Company.
While the Board believes the current structure is appropriate at this time, it regularly assesses the advantages and disadvantages of various structures taking into account the evolving needs of the business.
Board Committees
Our Board of Directors has three standing committees: the Audit & Risk Management Committee, the Talent & Compensation Committee, and the Corporate Responsibility, Sustainability & Governance Committee. Each member of each of the committees is an "independent director" for purposes of applicable SEC and NYSE rules. Each of our committees has a written charter that describes its purpose, membership, meeting structure, and responsibilities. A copy of each committee's charter is available on our website at ir.deckers.com in the Overview section of the Governance tab. These charters are reviewed annually by each committee, with any recommended changes approved by our Board. The Audit & Risk Management Committee charter and the Corporate Responsibility, Sustainability & Governance charter were amended in September 2022, and the Talent & Compensation Committee charter was amended in January 2023.
Summary information regarding the membership, meetings, and primary responsibilities of each of the three standing committees of our Board for fiscal year 2023 is provided below:

AUDIT & RISK MANAGEMENT COMMITTEE	Meetings in Fiscal Year 2023: 10

Current Members:
Juan R. Figuereo (Chair)	All members of the Audit & Risk Management Committee meet the independence and experience standards set forth in applicable SEC and NYSE rules.	The Chair of the Audit & Risk Management Committee has been determined by our Board to be an "audit committee financial expert" under applicable SEC rules.
Nelson C. Chan
Maha S. Ibrahim
Lauri M. Shanahan
• Oversees management's conduct of, and the integrity of, our financial reporting functions.
• Oversees the qualifications, engagement, compensation, independence and performance of the registered public accounting firm that audits our annual financial statements and reviews our quarterly financial reports.
• Oversees our legal and regulatory compliance.
• Oversees the performance of our internal audit function.
• Oversees the application of our related-person transaction policy as established by our Board.
• Oversees our systems of internal control over financial reporting disclosure controls and procedures.
• Oversees our risk management policies.
• Oversees the application of our Code of Ethics as established by our Board.

TALENT & COMPENSATION COMMITTEE	Meetings in Fiscal Year 2023: 4

Current Members:
Cynthia (Cindy) L. Davis (Chair)	All members of the Talent & Compensation Committee meet the independence standards set forth in applicable SEC and NYSE rules.
David A. Burwick
Victor Luis
Bonita C. Stewart
• Oversees the design of our executive compensation program, and responsible for oversight of our employment practices and policies.
• Reviews and approves goals and objectives relevant to the compensation of our executives and evaluates performance in light of those goals and objectives.
• Oversees our key human capital management strategies and programs.
• Reviews our overall talent management strategy, including development and succession plans for our executives and management.
• Determines and approves the compensation of our executives based, in part, on these evaluations, including each element of compensation.
• Makes recommendations to our Board regarding any action that is required to be submitted to our stockholders for approval with respect to incentive compensation plans and equity-based plans.
• Administers and approves our equity-based plans, and approves (or delegates authority to approve, below the executive level) individual award grants under those plans, or recommends award grants to our Board for approval.

• Produces report on executive compensation for inclusion in our proxy statement for our annual meeting of stockholders.

CORPORATE RESPONSIBILITY, SUSTAINABILITY & GOVERNANCE COMMITTEE	Meetings in Fiscal Year 2023: 5

Current Members:
Bonita C. Stewart (Chair)	All members of the Corporate Responsibility, Sustainability & Governance Committee meet the independence standards set forth in applicable NYSE rules.
Nelson C. Chan
Cynthia (Cindy) L. Davis
Lauri M. Shanahan
• Develops and recommends to our Board a set of Corporate Governance Guidelines that establish a framework of governance principles applicable to us.
• Identifies individuals qualified to become directors, consistent with criteria specified in the Corporate Governance Guidelines.
• Recommends to our Board the qualified director nominees to be selected by our Board.
• Recommends to our Board membership of our Board committees.
• Oversees the Company's ESG Program, and periodically reviews with management our policies and practices with respect to diversity, equity, and inclusion (DEI) and our specific sustainable development goals.
• Ensures that our certificate of incorporation and Bylaws are structured in a manner that best serves our objectives and recommends amendments as appropriate.
• Oversees the evaluation of management, our Board and Board committees.
Nominating Procedures and Criteria
Among its functions, the Corporate Responsibility, Sustainability & Governance Committee considers and approves nominees for election to our Board. We view board succession as an ongoing process and regularly identify, evaluate and pursue prospective candidates. In addition to the candidates identified by the Committee, the Committee considers candidates for director proposed by our stockholders, provided such recommendations are made in accordance with the procedures set forth in our Bylaws. Stockholder nominations that meet the qualification criteria referred to below will receive the same consideration as nominations made by the Committee.
Essential criteria for all candidates considered by the Corporate Responsibility, Sustainability & Governance Committee are discussed in the section of this Proxy Statement titled "Qualifications for All Directors." In evaluating candidates for certain Board positions, the Committee also evaluates additional criteria, as reflected in the section of this Proxy Statement titled "Specific Qualifications and Skills Represented on Our Board."
In selecting nominees for our Board, the Corporate Responsibility, Sustainability & Governance Committee evaluates the general criteria referred to above, identifies the specialized criteria for which the Committee has determined there is a need, and considers the candidate's ability to meet the required criteria and contribute to the success of our Company. In evaluating an existing director for reelection, in addition to assessing the criteria referred to above, the Committee considers a variety of factors, including attendance at Board and committee meetings, independence, length of service, previous performance, and overall contributions to our Company.
The director nominees have been recommended by the Corporate Responsibility, Sustainability & Governance Committee and approved by our Board of Directors.
Management Succession and Talent Development
The Talent & Compensation Committee, pursuant to its charter, is responsible for overseeing the management succession planning process. As part of that responsibility, the Committee reviews and evaluates the development and succession plan relating to our executive officers, including considerations of career paths and attracting and retaining high-quality talent. The Board is responsible for these actions with respect to our Chief Executive Officer. The Committee works with the Board to assess whether we have the management talent needed to successfully pursue our business objectives. The Board also regularly considers the competencies necessary for our Chief Executive Officer to support our strategies for long-term success.
Risk Governance Structure
Our Board has overall responsibility for the oversight of our Company's risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, improve long-term organization performance and enhance shareholder value. It has developed processes to identify, evaluate and manage short-, medium- and long-term risks to ensure they are prioritized on a timely basis. Risks are typically categorized based on the severity and probability of the risk and addressed or escalated as appropriate. The Board members provide objective, independent oversight of risk and focus on the most significant risks facing the Company. Our legal and internal audit executives report directly to the Audit & Risk Management Committee regarding material risks to our business, among other matters, and facilitate the identification, assessment and development of controls and procedures that address identified risks. The highest-ranking manager of our internal audit function periodically meets with the Audit & Risk Management Committee and the Board to discuss identified risks, the status of management’s risk mitigation actions, and, if applicable, any emerging risks. Separately, our Risk and Compliance Advisory Committee, an independent committee overseen by our internal audit team, evaluates organizational risks and discusses opportunities for compliance and risk mitigation.
Board Role in Risk Oversight
•Annually reviews or assesses the effectiveness of our Company’s enterprise risk management programs and framework, including the processes for identifying, assessing, prioritizing, and responding to our enterprise-wide risk exposures, to ensure that robust risk management strategies are in place. On an annual basis, under the direction of our Audit & Risk Management Committee, our Company undertakes an enterprise-level risk management review that is designed to bring to the Board’s attention our most material risks for evaluation, including strategic, operational, regulatory, and compliance risks.
•Receives regular updates from management regarding our organization’s portfolio of risk and engages in discussions to understand and assess our overall risk management activities. Our Board further apprises itself of the most significant risks facing our Company, ensuring that robust risk response actions have been established and implemented, with an independent review by internal audit. Management and our Board assess the Company's risk environment on a quarterly basis to ensure the Company is adequately anticipating future exposure to liability.
•On an annual basis, under the direction of our Corporate Responsibility, Sustainability & Governance Committee , our Board reviews and assesses our corporate responsibility and sustainability efforts, including risks related to environmental and social issues, as well as risks related to corporate governance issues.
•Inquires of management to understand and assess the effectiveness of the mechanisms in place for monitoring and responding to emerging risks.
•Engages in critical dialogue with our executive leadership and technology-focused personnel to ensure our organization has a robust plan to detect, stop, and mitigate the effects of cyberattack incidents, including resuming normal operations as quickly as possible.
•Engages in active discussion with management to understand our Company’s risk philosophy to ensure understanding of overall appetite for risks that aligns with ability to create stockholder value.
•Engages actively with management on Chief Executive Officer succession and works to nominate and evaluate potential successors for this role.
•Reviews identified risks with management at regular committee meetings and provides input on these risks and mitigation steps.
Below is a summary of key risk oversight responsibilities delegated to our three committees:
Audit & Risk Management Committee
•Oversees financial risks and monitoring of management’s policies and procedures.
•Plays a strategic role in assessing and monitoring our Company’s response to cyber threat trends, receiving periodic updates on cyber risk management initiatives, and obtaining independent confirmation of their efficacy through regular reviews by internal audit. Engages in regular dialogue with our Chief Technology Officer on technology risk related topics on every Audit & Risk Management Committee meeting agenda, ensuring adequacy of focus and resources to support cyber risk management activities.
•Receives regular updates from management on cybersecurity or information security incidents that may pose a significant threat to our Company, and assesses our Company’s key metrics for measuring our capabilities to manage cybersecurity and technology risk. Our Board also receives an independent perspective from our internal audit function.
•Provides oversight for compliance risk and regularly receives updates from management on compliance-related matters.
Our legal and internal audit executives report directly to the Audit & Risk Management Committee regarding material risks to our business, among other matters, and the Audit & Risk Management Committee meets in executive sessions with our highest ranking manager of internal audit and with representatives of our independent registered public accounting firm.
Talent & Compensation Committee
•Oversees the design of our executive compensation program so as to encourage achievement of our strategic objectives and mitigate compensation-related risk.
•Oversees key human capital management strategies and programs.
•Evaluates succession planning risk regarding the executive officers.

Corporate Responsibility, Sustainability & Governance Committee
•Oversees risks related to our corporate responsibility and sustainability efforts, including risks related to environmental and social issues, such as climate change, as well as risks related to corporate governance issues.
•Receives quarterly updates on the status of our ESG Program and related risks.
•Develops and recommends to the Board our Corporate Governance Guidelines to establish and oversee an appropriate governance framework.
Information Security Risk Oversight
The Board has delegated oversight of the Company's information security program to the Audit & Risk Management Committee. Our information security initiatives are led internally by our Chief Technology Officer and Chief Information Security Officer. They are responsible for the operation of our information security program and communicate quarterly with the Audit & Risk Management Committee on the program, and annually with the full Board with respect to the state of the program, assessments of the cyber risk landscape, including discussion on emerging risks and trends, and compliance with data privacy regulatory requirements. Our information security program also includes a cybersecurity incident response plan that is designed to provide a management framework across our Company. We engage external firms to assist our Company in the independent evaluation of our information security processes and capabilities. Our employees receive annual trainings on responsible information security, data security and cybersecurity practices including appropriate action to take against cyber threats. We also maintain a cybersecurity and information security risk insurance policy, which insures for data incidents or breaches and other technology related exposures.
Talent & Compensation Committee Interlocks and Insider Participation
As of the date of this Proxy Statement, no member of the Talent & Compensation Committee is serving, and during the past year no member of the Talent & Compensation Committee has served, as an officer or employee of our Company or any of its subsidiaries. None of our executive officers currently serves, or during the past year has served, as a member of the board of directors or compensation committee (or other committee serving a similar purpose) of any entity that has an executive officer serving on our Board or the Talent & Compensation Committee. In addition, none of the Talent & Compensation Committee members had any relationship, or participated in any transaction, with our Company during fiscal year 2023 that requires disclosure under SEC rules.
We have entered into indemnification agreements with each of our directors, including each member of the Talent & Compensation Committee.
Communications with Directors
Stockholders and other interested parties may communicate with the Chairman of our Board, the Chair of any Board committee, with our independent directors as a group, or with any individual director, by writing to any such person or group. Communications should be sent to the following address:
Deckers Outdoor Corporation
Attn.: Corporate Secretary
250 Coromar Drive
Goleta, California 93117
Communications are distributed to our Board, or to any individual director, depending on the facts and circumstances described in the communication. Our Board has requested that certain items that are unrelated to the duties and responsibilities of our Board should be excluded, including the following: junk mail and mass mailings, product inquiries or complaints, new product suggestions, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, except that any communication that is not distributed will be made available to any director upon request.
Code of Ethics and Accounting and Finance Code of Ethics
Our Board has adopted a Code of Ethics to assist our officers, directors and other employees in complying with legal and regulatory requirements and maintaining the highest standards of ethical conduct. All of our directors, officers, and employees receive an annual training on the Code of Ethics and must carry out their duties in accordance with the policies set forth in the Code of Ethics and with applicable laws and regulations. The Code of Ethics complies with the requirements set forth in applicable NYSE rules.
Our Board has also adopted a separate Accounting and Finance Code of Ethics which focuses on the financial reporting process and applies to our Chief Executive Officer, Chief Financial Officer and Corporate Controller (and other employees serving similar functions). The Accounting and Finance Code of Ethics is intended to qualify as a "code of ethics" under applicable SEC rules and to satisfy the standards of ethics and compliance programs under applicable NYSE rules.

Our Code of Ethics and our Accounting and Finance Code of Ethics are available on our website at ir.deckers.com in the Overview section of the Governance tab. To the extent required by law, any amendments to or waivers of any provision of the Code of Ethics or the Accounting and Finance Code of Ethics will be promptly disclosed publicly on our website.
Stockholder Engagement
We maintain an ongoing, proactive outreach effort with our stockholders. We believe our stockholders, as the owners of our Company, have important views and insights into our business operations, and we routinely seek to engage with our stockholders to ensure their views are shared with our Board and management, and actively considered in discussions of our strategic direction. We highly value stockholder input and have consistently demonstrated our commitment to open and interactive dialogue with our stockholders. Our stockholder outreach program is led by a cross-functional team that includes members of our Investor Relations, ESG, and Legal teams.

In fiscal year 2023, as part of our stockholder engagement efforts to solicit feedback and share perspectives we reached out to holders of approximately 48% of our shares. This year, investors were largely supportive of the topics we addressed, including our corporate governance framework, executive compensation practices, and ESG program, including highlights of our diversity, equity, and inclusion, or DEI, initiatives. The feedback and insights we received during our engagement efforts were shared with the Board and management.

While our Board has a fiduciary responsibility to our stockholders and represents their interests, our management team is primarily responsible for investor relations. Throughout the year, our management team regularly meets with current stockholders, prospective investors, and investment analysts. These meetings serve to engage stockholders and solicit feedback on topics relevant to our Company's performance and strategy. Our management team provides regular updates to our Board regarding stockholder feedback on these topics.

Please refer to the section of this Proxy Statement titled “Stockholder Feedback on Executive Compensation” for more information on how our stockholders impacted the evolution of our executive compensation program for fiscal year 2023.

Our People and Our Culture

At our Company, our purpose is to positively impact the world by uniting purposeful brands with diverse people driven to succeed and create change. Our five key values, which guide our journey onward together, to improve our business and create a better world around it, help hold us accountable to deliver on this purpose:

Our values define our Company and serve as the driving force behind how we work together and with our customers, our consumers, our partners, our suppliers, and our communities. We also have detailed ethics and compliance policies that instill a commitment to ethical behavior and legal compliance across our organization. Through our open-door policy and culture, employees are encouraged to approach their managers if they believe violations of standards or policies have occurred, and are also able to make confidential and anonymous reports using an online or telephone hotline hosted by an independent third-party provider.

We believe our culture makes us unique. We regularly conduct employee surveys to understand our employees' experiences on a variety of topics focused on employee engagement. Our latest survey completed in February 2023 had a participation rate of 88%. Of those employees who completed the survey, 87% noted they were proud to work for Deckers.

Diversity, Equity and Inclusion

We prioritize DEI at our Company and believe creating a diverse and inclusive workplace is critical to creating an organization where all employees can come as they are. We believe the inclusion of diverse perspectives, and the amplification of the voices of underrepresented communities brings a unique set of experience, opinions, and thoughts on critical issues that helps enhance our business and drives better outcomes.

Our Code of Ethics, on which we train our employees biennially, as well as our annual Creating Change Report, codifies these values and our commitment to DEI. We have a robust collection of programs designed to create a more inclusive workplace, as well as policies and practices aimed at increasing diversity. We have implemented a comprehensive, global strategy for DEI, including the following:

➢	We improved BIPOC representation among U.S. leaders (director and above) to 24%, up from 12% three years ago, as we make progress towards our target of 25% by the end of fiscal year 2027.
➢	Our brands have committed to representing BIPOC and LGBTQIA+, and diverse body types and abilities in their marketing campaigns.
➢
We have joined The Valuable 500, an initiative comprised of companies committed to disability inclusion, and the Civic Alliance, a nonpartisan business coalition that champions civic participation, and we are also part of the Bloomberg Gender-Equality Index which helps bring transparency to gender-related policies and practices at publicly listed companies around the world.

Our Board values DEI as we continue to enhance our Board's diversity and skill sets. In addition, our Board is regularly kept apprised of our Company's DEI employee engagement efforts, targets and commitments.

Charitable Giving and Volunteering

At our Company, our charitable contributions, product donations, and employee volunteer efforts are an essential part of our culture. Each fiscal year, we contribute to our local communities through monetary donations, volunteer efforts and in-kind donations. During fiscal year 2023, we donated to various non-profit organizations. We also continued our 'Art of Kindness' events, where employees volunteer during a week-long event in our local communities multiple times during the fiscal year. Further, many of our supply chain partners followed our lead and volunteered in their local communities during fiscal year 2023. Our strategic giving and community-engagement efforts continue to be aligned with our sustainable development goals, or SDGs, and DEI strategy, with a focus on social and racial justice, the environment, uplifting youth, education, and community support.

$4.2 MILLION	➢	Amount donated to various non-profit organizations around the globe during fiscal year 2023
AREAS OF FOCUS FOR GIVING	➢	DEI, the environment, uplifting youth, education, and community support
OVER 15,000	➢	Hours our employees volunteered in fiscal year 2023
1.7 MILLION	➢	Number of pairs of shoes donated, since the inception of our partnerships with non-profit organizations who distribute shoes to those in need

Environmental, Social, and Governance

As a global leader in designing, marketing, and distributing innovative footwear, apparel, and accessories, our worldwide reach and impact is significant. We believe consumers are increasingly buying brands that advance sustainable business practices and deliver quality products while striving for minimal environmental impact by employing socially conscious operations. Our sustainability policies and strategies are aligned with, and informed by, our ongoing efforts with multi-stakeholder initiatives, which involve our stockholders, employees, suppliers, and customers, as well as other brands and non-governmental organizations. Through our holistic environmental, social and governance program, which has been in existence since 2010, we are committed to advancing our sustainable business initiatives. As a result of our efforts, we have been recognized by Investor’s
Business Daily as one of the Best ESG Companies, by Sustainalytics as one of the Top-Rated ESG Companies, and by Newsweek as one of America’s Most Responsible Companies. We have also been included on the Bloomberg Gender Equality Index during fiscal year 2023.

ESG Oversight

Our Board oversees our ESG strategy and has ultimate oversight over all sustainability initiatives, strategies, and programs, including economic, social, and environmental risks. The Board has delegated its authority to oversee our ESG efforts to our Corporate Responsibility, Sustainability & Governance Committee. Our Chief Administrative Officer, or CAO, is responsible for the day-to-day management of our ESG program and regularly reports to our Corporate Responsibility, Sustainability & Governance Committee and the Board on the status of the program. The ESG program’s execution is driven by our leadership team and various cross-functional teams including our ethical sourcing, facilities, distribution centers, brands, innovation, materials, and supply chain teams.

The Corporate Responsibility, Sustainability & Governance Committee’s oversight of our ESG program is complemented by the Audit & Risk Management Committee’s periodic assessment of risk management, including climate-related risks and policies, to ensure the consistent application of our corporate strategy. Our internal audit team provides periodic targeted reviews of our ESG-related policies and procedures to the Audit & Risk Management Committee to support the committee’s efforts.

We believe integrating ESG initiatives into our strategic objectives will create long-term value for our stockholders by ensuring collaboration across our portfolio of brands to drive sustainable business practices and help us continue to do good and do great. Our ESG program aligns our internal teams with our SDGs (detailed below) and establishes policies to encourage our partners and suppliers to employ sustainable business practices.

ESG Education

During fiscal year 2023, each member of our Corporate Responsibility, Sustainability & Governance Committee, together with our CAO, enrolled in the Diligent ESG and Climate Leadership Certificate Programs. All participants have now completed the certificate programs in which they enrolled. In addition, as set forth in our Corporate Governance Guidelines, our Board is required to complete annual training on our Code of Ethics. Together, we believe these efforts further evidence our ongoing commitment to sustainable business practices and strong ESG performance.

ESG Performance Metrics

Our pay-for-performance philosophy demands that we offer performance-based compensation that is directly linked to factors that the Talent & Compensation Committee of our Board believes will lead to the creation of stockholder value. During fiscal year 2023, for our executive leadership team, our annual cash incentive award program included a 10% modifier that was correlated directly to the achievement of specific ESG initiatives.

Sustainable Development Goals

Achieving measurable sustainability success is critical to our future economic and business growth, and we work to establish SDGs that we believe will make the most significant impact on our business, our stockholders, and the communities in which we operate. We are a member of the United Nations Global Compact, or UNGC, the world’s largest voluntary corporate sustainability initiative. This membership requires an annual statement of progress, which is reflected in our Creating Change Report. Our CAO identifies specific SDGs established by the UNGC, which we adopt to guide our efforts to address environmental and social challenges. Our SDGs are currently focused on categories where we believe we can make substantial impacts.

TOPIC	DECKERS SDG	UNGC SDG

MATERIALS	Maximize the amount of preferred materials in our products.
WASTE	Sustainably reduce waste generated at our facilities and partner facilities through refuse, reduction, recycling, and reuse.
WATER	Reduce water consumption and improve water quality throughout our operations and the communities in which we operate.
CLIMATE AND CLEAN ENERGY	Reduce energy consumption and greenhouse gas emissions throughout our operations.
CHEMISTRY AND CONSUMER SAFETY	Reduce or eliminate hazardous chemicals throughout our operations.
HUMAN RIGHTS	Positively impact the communities where we operate in, including assuring industry leading human rights practices within our supply chain.
GENDER EQUALITY, QUALITY EDUCATION, AND REDUCED INEQUALITIES	Promote diversity, gender equality, female empowerment, and inclusion for all.

Environment Indicators

Many of our facilities were designed with sustainability in mind. Our corporate headquarters and our Moreno Valley, California, distribution center, or DC, are Leadership in Energy and Environmental Design-, or LEED-, certified silver and our first Mooresville, Indiana, DC is LEED-certified gold. To further our commitment to monitoring the environmental performance of our supply chain partners, in fiscal year 2023 we began utilizing the HIGG Facility Environmental Module, a sustainability assessment tool used by our factory partners to collect detailed and standardized information about a partner’s waste, water, and energy consumption and identify and prioritize opportunities for sustainability performance improvements.

Below are some of our environmental-related focuses and commitments:

ENVIRONMENTAL EFFORTS
We have set ambitious Scope 1, 2 and 3 carbon reduction targets filed with and approved by the Science-Based Targets Initiative. To progress toward our goals we continue working closely with our brands to maximize the amount of environmentally preferred materials (which we define as recycled, renewable, regenerated, and natural materials) in our products.

We are founders of the Savory Institute’s Land to Market program, working to protect and reverse environmental degradation through regenerative farming practices and, to date, have influenced over 300,000 acres and 80 farms. As an extension of this commitment UGG introduced its Classic Mini Regenerate and Tasman Regenerate crafted with raw materials sourced from producers that practice regenerative agriculture.

We utilize third-party certifications to assess our environmentally preferred materials, such as the Leather Working Group, Forest Stewardship Council, Responsible Wool Standard, and the Global Recycling Standard. During fiscal year 2023, we sourced all of our leather supplies used in our footwear from Leather Working Group-certified tanneries, which promote sustainable and environmentally friendly business practices within the leather industry.
During fiscal year 2023, all wool used in our footwear products was sourced from preferred sources, including Responsible Wool Standard certified or upcycled from certain sheepskin product.

We require our supply chain partners to comply with our Ethical Sourcing and Animal Welfare Policy and have amplified our requirements for leathers sourced from South America by implementing detailed traceability standards to address deforestation.

We do not believe in the exploitation or killing of animals solely for the use of their fur. Our policy requires that we only use hides that are the byproduct of the meat industry and, in fiscal year 2023, we continued our evolution moving away from virgin wool by transitioning from UGGpure in support of UGGplush which utilizes TENCEL™ Lyocell rather than virgin wool.

Our brands continue to seek more preferred sources of EVA (either recycled or sugarcane), and, during fiscal year 2023, we saw a significant increase in the use of preferred sources of EVA, largely influenced by the UGG brand’s decision to transition away from petroleum-based ethylene to sugarcane-based ethylene in certain high volume, classic silhouette styles.
We utilize a third-party, science-based Lifecycle Assessment (LCA) toll to guide our brands toward leveraging preferred materials.

Our annual Creating Change Report will provide more information regarding our fiscal year 2023 ESG achievements with a focus on the above SDGs. We believe the progress of our corporate responsibility efforts is served by disclosing goals and relevant metrics and, to that end, we have aligned the reporting standards included in our Creating Change Report with the Financial Stability Board’s Task Force on Climate-Related Financial Disclosures (commonly referred to as TCFD), Global Reporting Initiative’s (commonly referred to as GRI) Core Standards, and Sustainability Accounting Standards Board’s (commonly referred to as SASB), and now part of the International Finance Reporting Standard (or IFRS) Foundation Consumer Goods Sector Apparel, Accessories and Footwear Index. Our Creating Change Report, published annually, can be found at www.deckers.com/responsibility.

EXECUTIVE OFFICERS

Each of our executive officers serves at the discretion of our Board. Important summary information about our fiscal year 2023 executive officers is set forth in the table below, followed by certain biographical information about each officer.

EXECUTIVE OFFICER	AGE	POSITION

Dave Powers	57	Chief Executive Officer, President and Director
Steven J. Fasching	55	Chief Financial Officer
Stefano Caroti	60	Chief Commercial Officer (Appointed in April 2023, previously served as President of Omni Channel)
Angela Ogbechie	45	Chief Supply Chain Officer (Appointed in June 2022)
Thomas Garcia	50	Chief Administrative Officer
Anne Spangenberg	55	President of Fashion Lifestyle (Appointed in July 2022)

DAVE POWERS
Age: 57
Position: Chief Executive Officer, President and Director

Mr. Powers was appointed as our Chief Executive Officer in June 2016 and joined our Board at that time. Mr. Powers joined our Company as President of Direct-to-Consumer in August 2012. He was appointed President of Omni-Channel in January 2014 and was appointed President in March 2015. Mr. Powers has over 25 years of experience in merchandising, product and marketing development, and leading global direct-to-consumer operations and wholesale businesses. Prior to joining us, Mr. Powers served four years as vice president of global direct-to-consumer at Converse Inc., where he oversaw owned and distributor direct-to-consumer as part of the NIKE, Inc. retail leadership team. Mr. Powers also held several executive leadership roles at The Timberland Company, including worldwide general merchandising manager and senior director European retail, where he led worldwide retail merchandising, marketing, visual and store design, and oversaw European retail operations. Prior to this, Mr. Powers spent 10 years at Gap Inc., where he held multiple senior management titles, including global divisional merchandise manager for the boy’s division. In May 2022, he was appointed to the board of Solo Brands, Inc. Mr. Powers graduated cum laude from Northeastern University with a B.S. in Marketing.

STEVEN J. FASCHING
Age: 55
Position: Chief Financial Officer

Mr. Fasching was appointed as our Chief Financial Officer in June 2018 and served as our Senior Vice President, Corporate Strategy, Planning & Investor Relations since February 2018. Mr. Fasching previously served as our Vice President, Strategy & Investor Relations from January 2016 to February 2018, and as Vice President, Strategic Financial Planning from August 2011 to January 2016. Mr. Fasching has over 31 years of experience in long-term financial and strategic planning and creating and leading the analytical engine of multi-billion dollar organizations. Immediately prior to joining our Company, Mr. Fasching served for five years as the director of finance and assistant controller of Princess Cruise Lines, Ltd., a cruise line owned by Carnival Corporation, where he had been promoted through a number of finance-related positions since September 1990, including director of financial planning, among others. Mr. Fasching received a B.S. degree in Business Administration from Pepperdine University and an M.B.A. from The Anderson School of Management at UCLA. He also completed The Executive Program for Prospective Chief Financial Officers through the University of Chicago Booth School of Business.

STEFANO CAROTI
Age: 60
Position: Chief Commercial Officer

Mr. Caroti was appointed as our Chief Commercial Officer in April 2023. Prior to this he was our President of Omni-Channel since November 2015. He has over 32 years of industry experience in general management, sales, retail, product, marketing, business strategy and brand management. Prior to joining our Company, Mr. Caroti was the chief commercial officer and managing director at PUMA, from August 2008 to December 2014, where he was responsible for PUMA’s global wholesale, retail and e-commerce divisions and PUMA’s geographic operating regions. Prior to that, he held a number of senior executive positions at NIKE, Inc. in general management, sales, product and marketing, and during his term as vice president of EMEA commerce, he was responsible for the entire wholesale, retail and e-commerce business in the EMEA region. He received a B.A. with honors from Middlebury College.

ANGELA OGBECHIE
Age: 44
Position: Chief Supply Chain Officer

Ms. Ogbechie was appointed as our Chief Supply Chain Officer in June 2022. Prior to that, she was Senior Vice President, Global Operations and Supply Chain Strategy since November 2021. Since 2008, Ms. Ogbechie has held a number of senior supply chain positions at our Company and has experience in global demand planning, logistics, distribution and fulfillment. Ms. Ogbechie received a B.A. in Economics from Stanford University and an M.B.A. from Columbia University Business School.

THOMAS GARCIA
Age: 50
Position: Chief Administrative Officer

Mr. Garcia joined our Company in 2009. In his current position as Chief Administrative Officer he oversees Legal, ESG, Strategy and Communications. He was promoted to his position in 2021 after spending more than 12 years in multiple roles including Senior Vice President, Senior Counsel, and Compliance Officer. From 2003 to 2009, Mr. Garcia was assistant general counsel at Mentor Corporation, a medical device company acquired by Johnson & Johnson. Previously, he was an associate attorney at the law firms of Hatch and Parent, as well as Buchanan Ingersoll. Mr. Garcia earned his B.S. in Biology from Lehigh University, Masters in Public Health from The University of Massachusetts at Amherst, and J.D. from The George Washington University Law School.

ANNE SPANGENBERG
Age: 55
Position: President of Fashion Lifestyle

Ms. Spangenberg was appointed as our President of Fashion Lifestyle Group in July 2022. She joined Deckers after 13 years at NIKE, Inc. where she served as the company’s Chief Merchant, and previously held leadership positions at Gap, Inc. and Macy’s West. Ms. Spangenberg is an industry leader with over 25 years of experience in Global consumer-focused omni-channel retail, including product creation, merchandising, buying, analytics, stores, digital, wholesale and vertical. Ms. Spangenberg earned her B.A. in International Relations from the University of California, Davis.

COMPENSATION DISCUSSION AND ANALYSIS

In this section we discuss the compensation program applicable to our Named Executive Officers, or NEOs. This discussion is divided into the following parts:

EXECUTIVE SUMMARY
COMPENSATION OBJECTIVE AND PHILOSOPHY
COMPENSATION CONSULTANT AND PEER GROUP
ELEMENTS OF FISCAL YEAR 2023 EXECUTIVE COMPENSATION PROGRAM
OTHER COMPENSATION CONSIDERATIONS

Please also review the Summary Compensation Table, and the additional compensation tables and related footnotes that follow this section, as they provide information critical to an understanding of our executive compensation program.

EXECUTIVE SUMMARY

Named Executive Officers
The following table sets forth our NEOs for fiscal year 2023, the current positions they hold and the dates they were appointed to those positions:

NAMED EXECUTIVE OFFICER	POSITION AND DATE APPOINTED

Dave Powers	• Chief Executive Officer and Director - June 2016 • President - March 2015 • Principal Executive Officer
Steven J. Fasching	• Chief Financial Officer - July 2018 • Principal Financial and Accounting Officer
Stefano Caroti	• Chief Commercial Officer - April 2023 • President of Omni Channel - November 2015
Anne Spangenberg	• President of Fashion Lifestyle - July 2022
Thomas Garcia	• Chief Administrative Officer - February 2021
Fiscal Year 2023 Financial and Operational Highlights:
We delivered strong results in fiscal year 2023 from both financial and operational perspectives, including the following:

•Total revenue growth of 15.1%, representing an increase of $477 million as compared to the prior year.
•The HOKA brand drove significant global revenue growth, increasing $521 million, or 58.5%, over the prior year.
•Global direct-to-consumer across all brands drove robust growth, increasing 20.8% over the prior year, adding more than a quarter billion dollars of incremental revenue.
•Global wholesale across all brands drove compelling growth, adding $224 million of incremental revenue as compared to the prior year.
•Increased diluted earnings per share by 19.1% to $19.37.
Our strong financial performance over the past three fiscal years is illustrated by the financial metrics in the graphs below. For each fiscal year, the information presented is for the 12-month period ended March 31.
Our performance-based compensation for fiscal year 2023 primarily relied on these performance metrics to directly tie executive compensation to Company performance in furtherance of our pay-for-performance philosophy. For example, our annual cash incentive awards used consolidated operating income and revenue (and business unit operating income and revenue for certain executives with business unit oversight responsibilities), and our long-term incentive plan awards used pre-tax income and revenue as the underlying performance metrics.

Our Business and Strategic Objectives
We intend to continue investing strategically in key identified areas of growth within our brand portfolio. Specifically we will invest in the following:
•The HOKA brand, generating increased awareness and expanding global market share within performance footwear, including through an enhanced globally integrated marketing campaign and premier event sponsorships.
•The UGG brand, maintaining high levels of global brand heat and driving greater consumer connections in international regions through localized marketing activations and collaborations.
•Technology and analytical tools that will further enhance our capabilities as we look to support our evolving business, including opportunities to connect with consumers through digital avenues as well as expanding our e-commerce platform.
•Infrastructure required to support our key growth initiatives globally, including investment in talent to scale enterprise functions and support distribution and logistics.
We intend to closely monitor the planned investments in our business as we remain mindful of a challenging macroeconomic environment characterized by volatility in global financial markets, inflationary pressures, high interest rates and recessionary concerns. We also intend to continue to focus on the achievement of ESG initiatives by ensuring our ESG program is overseen by our Board and leadership team, employing socially conscious operations, minimizing our environmental impact and maintaining open and interactive dialogue on ESG matters with our stakeholders. We remain committed to delivering long-term stockholder value through the continued execution of our strategies.
Our Compensation Program Objective and Philosophy
The primary objective of our executive compensation program is to compensate our executive officers in a manner that will attract, retain and motivate talented executives with the skills needed to manage a complex and growing business in a competitive industry, while creating long-term value for our stockholders. In furtherance of this objective, the Talent & Compensation Committee, which we refer to as the Committee for purposes of this section, seeks to design our executive compensation program in a manner that reflects direct alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives.
When establishing our executive compensation program each year, the Committee is generally guided by the following four principles that it believes align closely with our compensation objectives:
•Pay for performance by ensuring that a significant portion of compensation is made available to our executives in the form of variable, performance-based components.
•Align interests of executives with stockholders by tying a significant portion of compensation to Company performance that creates long-term value for our stockholders and is correlated to increases in the value of our stock price.
•Reward achievement by offering meaningful and appropriate incentives for achieving both short-term and long-term Company financial goals that have been established by the Committee that are directly tied to the achievement of strategic objectives.
•Attract and retain executives with the background and experience necessary to lead the organization and achieve our strategic objectives.
When designing our executive compensation program for fiscal year 2023, the Committee focused on continuing to build and retain our executive team, while incentivizing them to focus on increasing revenue, enhancing profitability and creating long-term value for our stockholders. In fiscal year 2023, for our executive leadership team, we also incorporated an ESG modifier into our annual cash incentive award program to further encourage the achievement of our ESG initiatives. These and other strategic considerations are clearly reflected in the design of our program, which demonstrates strong pay-for-performance alignment.
Fiscal Year 2023 Executive Compensation Highlights
In fiscal year 2023, we implemented an executive compensation program that was designed to focus on our key strategic initiatives. The compensation program was generally similar to that of fiscal year 2022 in terms of compensation objective, philosophy and key elements. The primary compensation elements under the program included the following:
•Base salaries;
•Annual cash incentive awards, or 2023 Annual Cash Incentive Awards;
•Time-based restricted stock units, or 2023 Time-Based RSUs; and
•Long-term incentive plan performance-based stock units, or 2023 LTIP PSUs.

The following reflect highlights of the fiscal year 2023 executive compensation program:
•As a result of our strong financial and operational results in fiscal year 2023, the 2023 Annual Cash Incentive Awards, which covered the one-year performance period ended March 31, 2023, were paid out between 58% and 114% of target, reflecting payouts based on Company performance relative to targets established at the beginning of the fiscal year and highlighting our pay-for-performance alignment.
•To further strengthen our pay-for-performance alignment, and reinforce the importance of achieving our ESG initiatives, the Committee incorporated an ESG modifier for the 2023 Annual Cash Incentive Awards, which was designed to impact the payout of cash incentive awards, within the range of +10% to -10%. The ESG modifier was aligned with three key pillars: culture and employee engagement (40% weight); DEI, including BIPOC and gender representation in leadership (40% weight); and the environment, including progress towards our science-based targets (20% weight).
•The 2021 LTIP PSUs, which covered the three-year performance period ended March 31, 2023, were paid out at 200% of target. Again, this outcome reflected awards being earned based on Company performance relative to targets established at the beginning of the performance period, further confirming our pay-for-performance alignment.
•In granting equity awards to the NEOs during fiscal year 2023, the Committee specifically considered peer group practices within the new peer group that was selected by the Committee with the assistance of its independent compensation consultant. In addition, consistent with prior years, it was important to the Committee to ensure that a significant portion of the equity awards granted to the NEOs were in the form of performance-based awards.
•During fiscal year 2023, Mr. Caroti assumed an interim leadership role within the Performance Lifestyle Group in addition to continuing to manage the responsibilities associated with his regular position. During this time, Mr. Caroti drove successful engagement across the organization, as well as outstanding financial and operational results. The Committee specifically considered these additional responsibilities and results in electing to pay a one-time cash bonus to Mr. Caroti. Mr. Caroti was the only NEO to receive a cash bonus in addition to a 2023 Annual Cash Incentive Award.
Stockholder Outreach
We have consistently demonstrated our commitment to stockholder outreach efforts, which has resulted in meaningful, interactive dialogue with our stockholders on a number of significant topics, including our business and strategic objectives, capital allocation strategy, ESG initiatives and corporate governance philosophy. We have also routinely solicited and incorporated stockholder feedback on the design and effectiveness of our executive compensation program. We believe our proactive engagement with and response to stockholder feedback, combined with our strong pay-for-performance alignment, has resulted in overwhelming stockholder support for our executive compensation program. Indeed, these efforts resulted in 98.0% and 98.3% of the votes cast being voted "FOR" our executive compensation program at our annual meetings of stockholders held in 2022 and 2021, respectively.

In an effort to continue our dialogue with our stockholders in fiscal year 2023, we reached out to investors holding an aggregate of 48% of our shares and solicited their feedback, which highlights our ongoing commitment to our stockholder engagement efforts. Our fiscal year 2023 executive compensation program, as described in this section, reflects our ongoing dialogue with our stockholders.

The Committee believes that transparent communication with our stockholders is critical to our long-term success, and that the feedback received through our stockholder engagement efforts will continue to contribute to the evolution of our business, including the enhancement of our executive compensation program. The Committee considers stockholder engagement to be an important part of its decision-making process and plans to continue proactive outreach efforts going forward.

Compensation Program Highlights

The following table sets forth the key components of our executive compensation program for fiscal year 2023, and the underlying philosophy and considerations that provide the basis for our compensation decisions:

COMPENSATION HIGHLIGHTS	PHILOSOPHY AND CONSIDERATIONS

Pay-for-performance alignment
• We emphasized strong pay-for-performance alignment by providing a significant portion of the overall compensation opportunity for our NEOs in the form of performance-based compensation that is directly tied to the achievement of specific Company financial and operational performance objectives.

• Our performance-based compensation is designed to align the interests of our NEOs with those of our stockholders and encourage the achievement of strategic objectives that the Committee believes are critical to our short and long-term success.

• For fiscal year 2023, only 11% of the total compensation opportunity for our Chief Executive Officer and President was fixed, while 89% of his total compensation opportunity was directly tied to the achievement of specific performance conditions or otherwise at risk.

Alignment of performance metrics with strategic objectives
• Selecting the appropriate performance metrics for our performance-based awards is critical to achieving our business and strategic objectives, motivating our executives and advancing our pay-for-performance philosophy.

• In light of our strategic focus on increased revenue, enhanced profitability and the creation of long-term stockholder value, the Committee selected

(i) consolidated operating income and revenue for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities) as the primary performance metrics for our 2023 Annual Cash Incentive Awards, and

(ii) both “pre-tax income” and consolidated revenue for each of fiscal years 2023, 2024 and 2025 as the primary performance metrics for our 2023 LTIP PSUs.

• The decision by the Committee to use the consolidated revenue metric for both our 2023 Annual Cash Incentive Awards and our 2023 LTIP PSUs reflects our continued focus on top-line growth.

• To further reinforce the importance of achieving ESG initiatives, the Committee incorporated an ESG modifier into the 2023 Annual Cash Incentive Awards. The payment of the cash incentive awards is subject to adjustment based upon the application of the ESG modifier, thereby further correlating the payments with the achievement of our strategic objectives.

Limited overlap in performance conditions and measurement periods
• Our performance metrics involve multiple performance conditions over multiple time periods to ensure our compensation program encourages healthy and sustained growth across our business, while eliminating excessive overlap between both performance conditions and measurement periods.

• This approach mitigates against risk associated with our compensation program as it de-emphasizes the impact of any one performance metric or performance period.

Reference to a "median" pay philosophy
• We have actively and consistently reformulated our executive compensation program to benchmark the target total compensation opportunity for our NEOs at the median compared to our peer group.

• In adopting this philosophy, the Committee carefully considered a number of factors, including specific feedback received from our stockholders during our stockholder engagement efforts in prior years.

Use of PSUs for LTIP awards
• LTIP awards are designed to align the interests of our executives with those of our stockholders by utilizing performance-based vesting conditions.

• Vesting is based on the achievement of profitability and revenue metrics, in each year during a three-year period, that align closely with our strategic objectives.

• 100% of the LTIP awards granted during fiscal year 2023 were subject to long-term vesting in order to promote retention of our executives.

• The vesting of each LTIP award is also subject to adjustment based upon the application of a total stockholder return, or TSR, modifier thereby correlating the vesting of the award to both total and relative stockholder returns.

Appropriate mix of equity awards with focus on performance-based vesting
• Approximately 60% of the value of the equity awards granted during fiscal year 2023 vest based on the achievement of Company performance conditions to ensure pay-for-performance alignment, while the remainder of the awards vest based on the achievement of long-term, time-based vesting conditions.

• The Committee believes this mix strikes the appropriate balance between compensation incentives and risks.

Continued focus on executive retention
• While we seek to develop our executive compensation program so it closely aligns with our pay-for-performance philosophy and rewards achievement of performance goals, this objective must complement other critical objectives, including the retention of key executives.

• For fiscal year 2023, approximately 40% of the value of the equity awards granted vest based on the achievement of time-based vesting conditions, which promote executive retention because they vest over a long-term service period.

• Consistent with its historical practice, the Committee expects a majority of future equity awards to continue to have performance-based vesting conditions.

Consideration of peer group data and advice of our independent compensation consultant
• We use peer group compensation data as an initial starting point in making compensation decisions for our executives, including with respect to both the target level of compensation and the overall structure of our executive compensation program.

• Our independent compensation consultant provides us with information on competitive pay practices and trends in our industry and makes recommendations regarding the design and structure of our compensation program, as well as the formulation of our peer group.

• The information and guidance provided by our independent compensation consultant is consistent with our median pay philosophy.

COMPENSATION OBJECTIVE AND PHILOSOPHY

Compensation Program Objective
Pursuant to its charter, the Committee has overall responsibility for developing the compensation objective and philosophy applicable to our executive leadership team, and approving our executive compensation program and policies.
The primary objective of our executive compensation program, as established by the Committee, is to compensate our executive officers in a manner that will attract, retain and motivate talented executives with the skills needed to manage a complex and growing business in a competitive industry, while creating long-term value for our stockholders. The Committee seeks to design our executive compensation program in a manner that reflects direct alignment between the compensation opportunity provided to our executives and the achievement of our strategic objectives. In addition, in order to retain the talent necessary to achieve our strategic objectives, the Committee endeavors to develop a compensation program that is attractive and competitive in the marketplace.
Compensation Program Philosophy
When establishing our executive compensation program each year, the Committee is generally guided by the following four principles that it believes align closely with our compensation objectives:

PAY-FOR-PERFORMANCE	ALIGN INTERESTS WITH STOCKHOLDERS
• Offer a significant portion of the compensation opportunity made available to our executives in the form of variable, performance-based components.

• Ensure performance-based compensation is directly tied to the achievement of Company financial, operational and strategic goals that the Committee believes are important for our short and long-term success.

• Align the interests of our executives with those of our stockholders by tying a significant portion of the compensation opportunity to financial and operational performance that the Committee believes will result in the creation of long-term stockholder value.

• Ensure that a significant portion of the compensation opportunity is directly tied to total and relative stockholder return.

REWARD ACHIEVEMENT	ATTRACT AND RETAIN EXECUTIVES
• Offer meaningful and appropriate incentives for achieving both short-term and long-term Company financial and operational goals that have been established by the Committee that are directly tied to the achievement of strategic objectives.

• Ensure that the financial goals are appropriate for each executive given their respective titles, scope of responsibilities, and ability to impact results.

• Attract key executives with the proper background and experience necessary to lead our Company and provide us the best opportunity to achieve our business and strategic objectives.

• Retain our key executives by offering compensation that is attractive and competitive in the marketplace, taking into consideration the competition for key executives and peer group and broader industry data.

Pay-for-Performance

Our pay-for-performance philosophy demands that we offer performance-based compensation that is directly linked to factors that the Committee believes will lead to the creation of stockholder value. Specifically, we pay for performance by tying a significant portion of our executive compensation opportunity to the achievement of pre-established performance metrics that are reflective of our business and strategic objectives, as well as to increases in our stock price. The Committee believes choosing the right performance metrics is critical to our ability to properly motivate our executives and advance our pay-for-performance philosophy. In particular, this requires that the performance metrics be reconsidered each year as our business and strategic objectives evolve to ensure they provide the appropriate barometer of our growth and success, and motivate the achievement of our objectives in line with how we currently view the business.

As a result of our strong commitment to our pay-for-performance philosophy, a substantial portion of our executives’ compensation opportunity is performance-based and not guaranteed. While we offer certain standard compensation elements that provide fixed payments or benefits, our executive compensation mix is heavily weighted toward compensation that is performance-based or otherwise at risk, which we refer to as "performance-based." The Committee seeks to establish appropriate performance targets for the performance-based pay so as to ensure they align with our business and strategic objectives, are appropriately challenging to achieve, and mitigate our overall compensation-related risk.

As an example, for fiscal year 2023, fixed pay for our Chief Executive Officer represented only 11% of his targeted compensation opportunity for the year, while performance-based pay represented 89% of his targeted compensation. The fixed pay reflects the value of base salary and limited employee benefits. The performance-based pay reflects a combination of the target value of the 2023 Annual Cash Incentive Awards and the value of the target number of 2023 LTIP PSUs, each of which are earned or vest only upon the achievement of pre-established Company performance metrics. In addition, the performance-based pay reflects the value of the 2023 Time-Based RSUs, which the Committee believes is appropriate to include because our Chief Executive

Officer is at risk of not receiving the full value of these awards since vesting is conditioned upon continued employment over an extended period of time, and their value is subject to fluctuation based on our stock price.

The graphic below illustrates the amount of target performance-based pay vs. fixed pay for our Chief Executive Officer for fiscal year 2023 and the breakdown of the various components of the compensation program on a percentage basis. "All Other Compensation" includes premiums for long-term disability insurance and life insurance, as well as Company matching contributions under our 401(k) plan.

Fiscal Year 2023
CEO Target Total Compensation

0.15%
10.60%
28.28%
42.41%
18.56%
89% Performance-Based / At Risk
Base Salary
2023 Time-Based RSUs (Long-Term Vesting)
2023 LTIP PSUs (Long-Term Performance Criteria)
2023 Annual Cash Incentive Awards
All Other Compensation

We believe the significant focus on performance-based awards reflected in the graphic above, including the relative weighting of the various compensation elements, reflects our strong pay-for-performance alignment.

ESG Modifier

As discussed above, to further strengthen our pay-for-performance alignment, and reinforce the importance of achieving ESG initiatives, in fiscal year 2023, the Committee incorporated an ESG modifier for the 2023 Annual Cash Incentive Awards. The ESG modifier was aligned with three key pillars: culture and employee engagement (40% weight); DEI, including BIPOC and gender representation in leadership (40% weight); and the environment, including progress towards our science-based targets (20% weight). The Committee determined that the ESG modifier was achieved at the +8% level, which was applied to the final payout of the 2023 Annual Cash Incentive Awards (which is reflected in the graphic above). Please refer to the section of this Proxy Statement titled “2023 Annual Cash Incentive Awards” for additional information.

Governance Practices that Support Our Compensation Philosophy

Our executive compensation program has significant governance components that we believe support and strengthen our compensation objective and philosophy, while also reducing compensation-related risk, including those summarized in the following table:

GOVERNANCE PRACTICE		WHAT WE DO

Independent Directors	☑	All of the members of our Board, other than our Chief Executive Officer and President, are independent directors under applicable SEC and NYSE rules.
Independent Compensation Committee	☑	The Committee consists entirely of independent directors who meet the independence standards set forth in applicable SEC and NYSE rules.
Independent Compensation Consultant	☑	The Committee has retained, and routinely consults with, an independent compensation consultant who assists the Committee in gathering competitive pay data, selecting our peer group, and structuring our executive compensation program. The decision to engage the consultant was made solely by the Committee and the consultant reports directly to the Committee.
ESG Modifier	☑	In fiscal year 2023, the Committee incorporated an ESG modifier for the 2023 Annual Cash Incentive Awards in order to further strengthen our pay-for-performance alignment and encourage the achievement of our ESG initiatives.
Compensation Risk Assessment	☑	The Committee performs an annual review of the risks related to our compensation practices. See the section of this Proxy Statement titled "Compensation Risk Assessment" for additional information.
Frequency of "Say-on-Pay" Vote	☑	Historically, we have provided our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our NEOs on an annual basis as this affords our stockholders the ability to provide routine feedback on our compensation program. At the Annual Meeting, we are again asking our stockholders to approve the compensation of our NEOs every year.
Clawback and Forfeiture Policy	☑	We maintain a Clawback and Forfeiture Policy that applies to our cash and equity incentive awards, which reinforces our pay-for performance philosophy and contributes to a Company culture that emphasizes integrity and accountability in financial reporting.
Stock Ownership Guidelines	☑	We have voluntarily adopted stock ownership guidelines for our executive officers and directors, which aligns the incentives of these persons with those of our stockholders.
No Hedging and Pledging	☑	We have adopted an Insider Trading Policy that specifically prohibits directors, executive offices or employees from hedging or pledging Company securities, or adopting similar practices.
Equity Award Vesting Provisions	☑	Our equity awards are subject to "double-trigger" vesting upon a change in control.
No Tax Gross Ups	☑	Our change-in-control and severance agreements do not contain provisions allowing for excise tax gross up payments.
No Repricing of Awards	☑	Our 2015 Stock Incentive Plan, or 2015 Plan, explicitly prohibits the repricing of equity awards. No repricing of awards will occur without the approval of our stockholders.
No Dividends on Unvested Equity Awards	☑	Our equity award agreements do not provide for the payment of dividends on unvested equity awards.

COMPENSATION CONSULTANT AND PEER GROUP

Compensation Consultant
The Committee receives assessments and advice regarding our compensation practices and philosophy from its independent compensation consultant, Frederic W. Cook & Co.Inc., or FW Cook. FW Cook provides information on competitive pay practices and trends in our industry, and makes recommendations regarding the formulation of our Peer Group (as defined below), as well as the design and structure of our compensation program. The Committee meets regularly with FW Cook throughout the year, carefully reviews and assesses the materials provided by FW Cook, and engages in thorough deliberations with FW Cook and management regarding our executive compensation program and potential changes.
While our Company is not obligated to retain an independent compensation consultant, the Committee believes that the use of an independent consultant provides additional assurance that our executive compensation program is attractive and competitive in the marketplace, consistent with market conditions, aligned with our business and strategic objectives, and reflective of our executive compensation philosophy. During fiscal year 2023, the Committee conducted a request for proposal process and sought proposals from several prominent compensation consultants. Four agencies submitted proposals and, after a thorough review process, the Committee reengaged FW Cook as our independent compensation consultant.
In accordance with applicable SEC rules, the Committee took certain factors into consideration when selecting FW Cook, which it believes may affect the independence of a compensation consultant. In particular, the Committee considered:
•whether any other services had been or were being provided by FW Cook to our Company;
•the amount of fees paid by our Company to FW Cook as a percent of FW Cook’s total revenues;
•FW Cook’s policies and procedures designed to prevent conflicts, a copy of which was provided to the Committee prior to the meeting;
•FW Cook’s ownership of our common stock (if any); and
•any business or personal relationships between FW Cook and any Committee members or any of our executive officers.
Furthermore, FW Cook does not provide any additional services to us or our management, other than those provided to the Committee. Following the consideration of these factors, and such additional factors as the Committee deemed appropriate under the circumstances, the Committee made an affirmative determination that FW Cook is independent and unanimously approved the engagement of FW Cook.
The decision to engage FW Cook was made by the Committee, and FW Cook reports directly to the Committee. While members of our management regularly communicate with representatives of FW Cook, our management did not recommend the engagement of FW Cook in any capacity for fiscal year 2023 (or any prior year) and does not direct or oversee the retention, termination or scope of services of FW Cook with respect to our executive compensation program.
Peer Group
In making compensation decisions for fiscal year 2023, the Committee compared the aggregate compensation opportunity, as well as each element of compensation, against a peer group of publicly traded footwear, apparel, accessories and lifestyle brand companies that is recommended by FW Cook and approved by the Committee. Our peer group is generally comprised of companies against which we compete for executive talent and stockholder investment, are in related businesses or industries, and are otherwise similar to us based on a number of characteristics. Our peer group is reviewed at least annually by the Committee with support from FW Cook. In particular, when selecting our peer group, the Committee considers the characteristics set forth in the chart below.

For fiscal year 2023, the Committee approved an updated peer group based on consideration of the various factors and characteristics discussed above. In particular, changes were made to the peer group to reflect the relatively greater size and complexity of our organization taking into account metrics such as revenue and market capitalization. While no single company in our peer group reflected all of our Company's characteristics, taken together the Committee believed that these companies provided strong comparative analogs to our overall business model at the time the peer group was selected. Our peer group for fiscal year 2023, which we refer to as our Peer Group, consisted of the following 20 companies:

FISCAL YEAR 2023 PEER GROUP

• Capri Holdings Limited	• Hanesbrands Inc.	• RH	• Under Armour Inc.
• Carter's, Inc.	• Levi Strauss & Co.	• Skechers U.S.A., Inc.	• Urban Outfitters Inc.
• Columbia Sportswear Company	• Lululemon Athletica, Inc.	• Steve Madden, Ltd.	• VF Corporation
• Crocs, Inc.	• PVH Corp.	• Tapestry, Inc.	• Williams-Sonoma, Inc.
• Foot Locker, Inc.	• Ralph Lauren Corp	• Ulta Beauty, Inc.	• Wolverine World Wide, Inc.

Use of Peer Group in Setting Executive Compensation

As part of its effort to ensure that our executive compensation program is attractive and competitive in the marketplace, the Committee regularly reviews compensation data from our Peer Group provided by FW Cook. In addition, in order to gain perspective on overall market trends and practices, the Committee regularly reviews data from broader-based compensation surveys. Our Peer Group compensation data is generally used as an initial starting point in making compensation decisions for our executives, including with respect to both the target level of compensation and the overall structure of our executive compensation program.

For comparison purposes, FW Cook typically presents Peer Group data on individual executive pay levels, both with respect to the total compensation opportunity and individual elements of compensation for each executive. In setting the target compensation opportunity for each individual executive for fiscal year 2023, the Committee focused on benchmarking our executives’ target total compensation opportunity to the 50th percentile compared to our Peer Group, subject to the discretion retained by the Committee to make adjustments as it deems appropriate. While the focus of the median pay philosophy is on the total compensation opportunity available to our executives, the individual elements of compensation are also generally targeted to the 50th percentile as a starting point.

While an assessment of our Peer Group compensation data, and broader-based compensation surveys, is a significant factor in the Committee’s evaluation of compensation decisions, it also considers a variety of additional factors, including the tenure, experience, and level of responsibility of each executive, recent and projected Company performance, recent individual performance, retention considerations, general industry practices and economic conditions.

ELEMENTS OF FISCAL YEAR 2023 EXECUTIVE COMPENSATION PROGRAM

The following table provides summary information regarding the key elements of our fiscal year 2023 executive compensation program:

COMPENSATION ELEMENT	FIXED V. PERFORMANCE-BASED / AT RISK	CASH V. EQUITY

Base Salary	Fixed	Cash
2023 Annual Cash Incentive Awards	Performance-Based / At Risk (Short-Term Company Performance Criteria) (ESG Modifier)	Cash
2023 Time-Based RSUs	Performance-Based / At Risk (Long-Term Time-Based Vesting)	Approximately 40% of total equity compensation
2023 LTIP PSUs	Performance-Based / At Risk (Long-Term Company Performance Criteria and Vesting) (TSR Modifier)	Approximately 60% of total equity compensation
Employee Benefits	Fixed	Other
Severance and Change in Control	Fixed	Cash/Equity/Other

Base Salary

The following tables provide information regarding the base salaries paid to our NEOs:

COMPENSATION ELEMENT BASE SALARY

Compensation	Considerations	Performance Conditions
• Fixed • Cash	• Provides a minimum level of fixed cash compensation necessary to attract and retain executives.
• Balance the level of fixed pay with performance-based pay to properly manage our compensation-related risk.
• No specific vesting conditions associated with payment.

• Salary reviewed and set annually based on a number of factors, including tenure, experience, scope of responsibilities, individual performance, Company performance, and Peer Group data.

NAME	FY22 BASE SALARY	FY23 BASE SALARY	FY24 BASE SALARY(1)

Dave Powers	$1,100,000	$1,200,000	$1,300,000
Steven J. Fasching	$735,000	$765,000	$810,000
Stefano Caroti	$700,000	$740,000	$800,000
Anne Spangenberg(2)	_	$700,000	$750,000
Thomas Garcia(3)	_	$550,000	$650,000

(1)    The Committee approved the fiscal year 2024 base salaries effective as of July 1, 2023.
(2)    Ms. Spangenberg's employment with the Company began in fiscal year 2023.
(3)    Mr. Garcia became an NEO of the Company for the first time with respect to fiscal year 2023.

2023 Annual Cash Incentive Awards

The following table provides information regarding the 2023 Annual Cash Incentive Awards granted to our NEOs during fiscal year 2023:

COMPENSATION ELEMENT 2023 ANNUAL CASH INCENTIVE AWARDS

Compensation	Description	Performance Conditions/ Vesting Provisions	Pay-for-Performance
• Performance-Based (Short-Term Company Performance Criteria) • Cash
• Short-term Company performance conditions based on Committee-approved annual metrics derived from our annual and long-range business and strategic plan.

• Pay based on achievement of threshold, target and maximum Company financial performance levels to reward achievement and strike appropriate balance between compensation incentives and risks.

• The "target" performance condition level is typically in line with the level of Company performance projected for each metric based on the annual budget.

• All NEOs have operating income and revenue-based performance metrics to reflect a continued focus on profitability and top line growth, and to ensure our compensation program encourages healthy and sustained growth across our business.

• The Committee incorporated an ESG modifier for fiscal year 2023.

• Target bonus set as percentage of base salary.

• Actual bonus payout is based on achievement of fiscal year 2023 consolidated operating income and consolidated revenue targets for all NEOs (and business unit operating income and revenue targets for certain executives with business unit oversight responsibilities).

• The Committee assigned relative weighting to each component, which is expressed as a percentage of the targeted cash incentive amount.

• For threshold performance, 50% of the cash incentive related to that component would be earned. For target performance, 100% would be earned. For maximum performance, 200% would be earned.

• Achievement below threshold levels results in no payout. To the extent Company financial performance is achieved above the threshold levels, the bonus payout that will be earned from the threshold to the target, and then from the target to the maximum, will increase as determined by linear interpolation.

• The ESG modifier was designed to impact payouts within the range of +10% to -10%, and highlights our efforts to drive accountability for achievement of our ESG initiatives.
• Fiscal year 2023 consolidated operating income, consolidated revenue, and Global Omni-Channel revenue, metrics were all achieved above the target levels based on Company performance. Global Omni-Channel operating income and Global Fashion Lifestyle revenue were each achieved above the threshold level and below the target level. Global Fashion Lifestyle operating income was not achieved at the threshold level.
• The Committee determined that the ESG modifier was achieved at the +8% level.
• As a result of this performance, 2023 Annual Cash Incentive Award payments ranging from 58% to 114% of base salary were earned by each of the NEOs (inclusive of the impact of the ESG modifier).
• The calculation of the 2023 Annual Cash Incentive Awards is described in detail below.

Target Cash Incentive Amount

The Committee establishes a target amount of annual cash incentive compensation for each NEO, which is expressed as a percentage of base salary. The percentage is determined by the Committee by reference to a number of factors, including title and scope of responsibilities, our recent and projected financial performance, and a review of Peer Group data. Further, the target cash incentive amount is prorated to reflect any base salary adjustments throughout the full fiscal year so that the target amount reflects actual base salary earned.
Performance Targets
The following table summarizes the performance conditions for the 2023 Annual Cash Incentive Awards, the relative weighting of each performance condition for each NEO, our performance in light of the targets, and the actual payout percentage for each component:

COMPONENT	RELATIVE WEIGHT FOR EACH NEO	THRESHOLD PERFORMANCE	TARGET PERFORMANCE	MAXIMUM PERFORMANCE	PERFORMANCE AND PAYOUT(1)

Consolidated Operating Income	• 70% for Messrs. Powers, Fasching and Garcia • 30% for Mr. Caroti and Ms. Spangenberg	$584.4 million	$649.4 million	$779.2 million	$652.8 million, resulting in a payout of 103%
Consolidated Revenue	• 30% for Messrs. Powers, Fasching and Garcia	$3,289.4 million	$3,575.4 million	$3,933.0 million	$3,627.3 million, resulting in a payout of 115%
Business Unit Operating Income	• 40% for Mr. Caroti (Global Omni-Channel)	$752.8 million	$836.5 million	$1,003.8 million	$802.2 million, resulting in a payout of 80%
	• 40% for Ms. Spangenberg (Fashion Lifestyle)	$655.8 million	$728.7 million	$874.4 million	$611.3 million, resulting in no payout
Business Unit Revenue	• 30% for Mr. Caroti (Global Omni-Channel)	$2,658.6 million	$2,889.8 million	$3,178.8 million	$2,957.6 million, resulting in a payout of 123%
	• 30% for Ms. Spangenberg (Fashion Lifestyle)	$1,939.4 million	$2,108.1 million	$2,318.9 million	$1,991.8 million, resulting in a payout of 66%

(1)    Payout percentages reflect the level of payout achieved for each component of the 2023 Annual Cash Incentive Award. Payout amounts based on achievement between threshold and target levels, or between target and maximum levels, are determined by linear interpolation. Achievement below threshold levels results in no payout.

Calculation of Total Payout

The amount of cash incentive compensation actually earned by each NEO with respect to the 2023 Annual Cash Incentive Awards, or total payout, is calculated by multiplying each NEO's relative weight for each component by the percentage of target earned for each component (using linear interpolation), resulting in an overall weighted achievement, and multiplying the target cash incentive amount by the overall weighted achievement percentage, resulting in the payout amount for each component. The payout for each component is then added and multiplied by the percentage of ESG modifier earned. Each of these steps is illustrated by the table below:

NAME	TARGET % OF SALARY	COMPONENT	RELATIVE WEIGHT OF COMPONENT	% OF TARGET EARNED FOR COMPONENT	OVERALL WEIGHTED ACHIEVEMENT	TARGET CASH INCENTIVE AMOUNT(1)	PAYOUT FOR EACH COMPONENT	% OF ESG MODIFIER EARNED	TOTAL PAYOUT

Dave Powers	175%	Consolidated Operating Income	70%	103%	106%	$1,343,473	$1,426,459	8%	$2,200,821
		Consolidated Revenue	30%	115%		$575,774	$611,340
Steven J. Fasching	75%	Consolidated Operating Income	70%	103%	106%	$397,698	$422,264	8%	$651,493
		Consolidated Revenue	30%	115%		$170,442	$180,970
Stefano Caroti	75%	Consolidated Operating Income	30%	103%	100%	$164,256	$163,634	8%	$589,081
		Global Omni-Channel Operating Income	40%	80%		$219,008	$218,178
		Global Omni-Channel Revenue	30%	123%		$164,256	$163,634
Anne Spangenberg	75%	Consolidated Operating Income	30%	103%	50%	$189,863	$95,776	8%	$206,877
		Fashion Lifestyle Operating Income	40%	—		—	—
		Fashion Lifestyle Revenue	30%	66%		$189,863	$95,776
Thomas Garcia	75%	Consolidated Operating Income	70%	103%	106%	$283,514	$301,027	8%	$464,442
		Consolidated Revenue	30%	115%		$121,506	$129,012

(1)    Target cash incentive amounts are based on actual base salary amounts earned during the year multiplied by the target bonus percentage for the year, each of which are subject to change during the year.

One-Time Cash Bonus

As discussed above, during fiscal year 2023, Mr. Caroti assumed an interim leadership role within the Performance Lifestyle Group in addition to continuing to manage the responsibilities associated with his regular position. During this time, Mr. Caroti drove successful engagement across the organization, as well as outstanding financial and operational results. The Committee specifically considered these additional responsibilities and results in electing to pay a one-time cash bonus of $400,000 to Mr. Caroti, which was paid in addition to the 2023 Annual Cash Incentive Award referenced above. Mr. Caroti was the only NEO to receive a cash bonus in addition to a 2023 Annual Cash Incentive Award. Please see the section of this Proxy Statement titled "Summary Compensation Table" for additional information.

2023 Time-Based Restricted Stock Units

The following table provides information regarding the 2023 Time-Based RSUs granted to our NEOs during fiscal year 2023:

COMPENSATION ELEMENT 2023 TIME-BASED RSUs

Compensation	Description	Performance Criteria/ Vesting Provisions	Pay-for-Performance
• Fixed • Long-Term Time-Based Vesting • Approximately 40% of total equity compensation	• Balance the level of performance-based pay with time-based pay to properly manage our compensation-related risk. • Primarily used for retention of our executives. • Customary among our Peer Group.	• 2023 Time-Based awards vest in three equal installments over three years commencing August 15, 2023.
• While the 2023 Time-Based RSUs are not subject to a performance-based vesting condition, our NEOs are at risk of not receiving the full value of these awards because vesting is conditioned upon continued employment over an extended period of time and their value is subject to fluctuation based on our stock price.

• The Committee expects a majority of equity awards to continue to have performance-based vesting conditions.

2023 Long-Term Incentive Plan Performance-Based Stock Units
The following table provides information regarding the 2023 LTIP PSUs granted to our NEOs during fiscal year 2023:

COMPENSATION ELEMENT 2023 LTIP PSUs

Compensation	Description	Performance Conditions/ Vesting Provisions	Pay-for-Performance
• Performance-Based (Long-Term Company Performance Criteria and Vesting) • Approximately 60% of total equity compensation
• Company performance criteria are based on Committee-approved metrics derived from our three-year long-range business and strategic plan that are approved at the beginning of the performance measurement period.

• Pre-tax income and revenue support our focus on profitability and consolidated revenue as key strategic initiatives and align executives’ interests with the execution of our long-range plan.

• Reliance on multiple performance-based vesting conditions strikes appropriate balance between compensation incentives and risks.

• 50% of each award will vest subject to the achievement of annual pre-tax income targets measured in fiscal years 2023, 2024 and 2025, based on our three-year long range plan.

• 50% of each award will vest subject to the achievement of an annual consolidated revenue target measured in fiscal years 2023, 2024 and 2025, based on our three-year long range plan.

• While we measure performance annually over the three-year period, the goals for each fiscal year are established at the beginning of the performance measurement period.

• No vesting of any portion of the award will occur if the Company fails to achieve the pre-established minimum revenue and pre-tax income thresholds. To the extent Company financial performance is achieved above the threshold amounts, the number of PSUs that will vest from the threshold to the target, and then from the target to the maximum, will increase as determined by linear interpolation, provided that the maximum number of PSUs that may vest with respect to a particular award will not exceed 200% of the targeted amount for that award regardless of the level of Company performance.

• The executive must provide continued service through March 31, 2025.

• Vesting of awards dependent on achievement of profitability and consolidated revenue targets that are established by the Committee on the grant date, which are consistent with achievement of our strategic objectives.

•The vesting of the awards is subject to adjustment based upon the application of a TSR modifier, thereby correlating the vesting of the awards to both total and relative stockholder returns over the full three-year performance period.

TSR Modifier

The 2023 LTIP PSU awards earned are subject to adjustment based on a TSR modifier. The amount of the adjustment will be determined based upon a comparison of Company TSR relative to the TSR of a pre-determined set of peer group companies, or TSR Peer Group, for the 36-month performance period commencing on April 1, 2022 and ending on March 31, 2025. For purposes of the 2023 LTIP PSUs, the TSR Peer Group used is the same as the Peer Group, but also includes two additional companies deemed appropriate by the Committee. Depending on Company TSR relative to the TSR of the TSR Peer Group, the number of RSUs that will be subject to vesting pursuant to each 2023 LTIP PSU will be modified as follows (with linear interpolation applied between the percentiles):

Company TSR Relative to Peer Group TSR (Percentile)	TSR Modifier (Multiplier)

≥75th	125%
55th	100% (no modification)
≤25th	75%

Notwithstanding the foregoing, in the event that Company TSR is greater than or equal to the 55th percentile relative to the TSR of the TSR Peer Group, but Company TSR is a negative amount, the TSR modifier will not be applied (the number of RSUs to be vested will not be increased as a result of the TSR multiplier), which further aligns the interests of our executives with those of our stockholders. In addition, regardless of Company TSR relative to the TSR of the TSR Peer Group, the maximum number of

RSUs that may vest pursuant to a particular 2023 LTIP PSU will not exceed 200% of the targeted amount, thereby mitigating compensation-related risk.

Employee Benefits

The following table provides information regarding the key employee benefits granted or paid to our NEOs during fiscal year 2023:

COMPENSATION ELEMENT EMPLOYEE BENEFITS

Compensation	Considerations	Benefits
• Key employee benefits granted or paid	• Generally reflect benefits provided to all of our US-based full-time employees. • Provides a standard package of benefits necessary to attract and retain executives.
• 401(k) defined contribution plan.

• 401(k) plan Company match of 50% of each eligible participant's tax-deferred contributions on up to 6% of eligible compensation on a per payroll period basis, with a true-up contribution if such eligible participant is employed by our Company on the first day of the calendar year.

• Premiums for long-term disability insurance and life insurance for the benefit of the employees.

• Health and welfare benefit plans.

• Relocation expenses for new hires.

• Standard employee product discounts.

• Eligibility to contribute to our Nonqualified Deferred Compensation Plan, or NQDC Plan. See the section of this Proxy Statement titled "Nonqualified Deferred Compensation."

Severance and Change-in-Control Provisions
The following table provides information regarding the severance and change in control provisions in our severance agreements and equity award agreements entered into with each of our NEOs:

COMPENSATION ELEMENT SEVERANCE AND CHANGE IN CONTROL PROVISIONS

Compensation	Considerations	Terms
• Certain cash payments to NEOs, and vesting of certain equity awards in the event of a separation of employment
• The employment of our NEOs is "at will," meaning we can terminate them at any time and they can terminate their employment with us at any time.

• "Double-trigger" provisions preserve morale and productivity and encourage executive retention in the face of the potentially disruptive impact of a change in control.

• Considered a typical component of a competitive executive compensation program for executives among our Peer Group.

• Provisions take into account the expected time it takes a separated executive to find a similarly situated job.

Change-in-Control and Severance Agreements:

• Provide for certain cash payments, and the vesting of certain equity awards, in the event there is a separation of employment under various circumstances.

Equity Award Agreements:

• Provide for accelerated vesting of awards upon a change in control if the recipient is terminated by the acquiring entity in connection with the change in control under specified circumstances. In addition, vesting of awards will be accelerated in full if the acquiring entity does not agree to provide for the assumption or substitution of the awards, and for certain outstanding historical awards if the transaction is not approved by a majority of the continuing directors.

For additional information about the severance and change in control provisions in our severance agreements and equity award agreements, please refer to the section of this Proxy Statement titled "Potential Payments upon Termination or Change in Control."

OTHER COMPENSATION CONSIDERATIONS

Role of Executive Officers in Compensation Decisions

At the request of the Committee, our Chief Executive Officer and President, or other senior management personnel may provide performance and compensation information to the Committee to inform its compensation decisions. However, our executives are not permitted to be present during any deliberations and voting regarding their own compensation, or during any executive sessions of the Committee. The Committee considers the information provided by our management, as well as information and advice provided by FW Cook, when making compensation decisions for our NEOs and other executives. However, the Committee, which is comprised solely of independent directors, thoroughly evaluates and approves all elements of compensation for our NEOs and other executives.

Compensation Risk Considerations

The Committee is responsible for reviewing the payments that may be made and the value that may be achieved from our compensation program for all employees, including our NEOs, to assess whether the program encourages excessive or unnecessary risk-taking or otherwise is likely to have a material adverse effect on us. The Committee conducts a compensation risk analysis at least annually, but also takes into account compensation-related risks each time it grants compensation awards throughout the fiscal year. In conducting these assessments, the Committee considers a number of factors including the following:
•Our compensation program consists of elements that provide both fixed and performance-based compensation, and the Committee reviews these elements and the relative mix annually.
•Our Peer Group and industry compensation data is reviewed regularly to ensure that our compensation program is appropriate and competitive.
•We have adopted a median pay philosophy whereby we remain focused on benchmarking our executives’ target total compensation at the median compared to our Peer Group.
•The Committee expects a majority of equity awards to continue to have performance-based vesting conditions.
•Performance-based awards are earned based on the achievement of pre-established Company and business unit performance goals, and are subject to modification based on the application of an ESG modifier and TSR modifier, as applicable.
•We seek to limit overlap between our performance conditions and measurement periods to ensure our compensation program encourages healthy and sustained growth across our business, as well as over time.
•Our performance-based awards are subject to maximum award amounts to cap the potential compensation amount associated with an award.
•Our executive compensation program encourages executive retention through long-term vesting provisions. For fiscal year 2023, all of the equity awards we granted were subject to three-year vesting.
•We have voluntarily adopted Stock Ownership Guidelines, which encourage executives to have a significant, long-term equity position in our Company, thereby aligning the interests of our executives with our stockholders.
•We maintain a Clawback and Forfeiture Policy related to our cash and equity incentive awards, which emphasizes integrity and accountability in financial reporting.
•Our governance policies, including our Insider Trading Policy, prohibit our directors, executive officers and employees from conducting speculative trading in Company securities, hedging Company securities, or pledging Company securities as collateral for a loan.
•Our severance and change in control benefits are designed to attract and retain executives without providing excessive benefits such as excise tax gross up payments.
•Our equity awards are intended to provide for “double-trigger” vesting upon a change in control.
The Committee believes that, although the majority of the compensation opportunity provided to our executives is performance-based pay that is determined based upon the achievement of Company performance conditions, our executive compensation program does not encourage excessive or unnecessary risk-taking. The Committee does not believe that our compensation program is reasonably likely to have a material adverse effect on us.

Clawback and Forfeiture Policy

Consistent with our executive compensation philosophy, which seeks to reward executive officers for financial performance that creates value for our stockholders, we have voluntarily adopted a Clawback and Forfeiture Policy. Under this policy, we will seek recoupment or reimbursement with respect to performance-based compensation paid or awarded to our executive officers when the following three factors exist:
•the incentive compensation payment or award (or the vesting of such award) was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the SEC, that were subsequently the subject of a restatement to correct an accounting error due to material noncompliance with any financial reporting requirement under the federal securities laws;
•a lower payment or award would have been made to such executive officer (or lesser or no vesting would have occurred with respect to such award) based upon the restated financial results; and
•the requirement to file the restatement was identified within three years after the date of the first public filing of the financial results that were subsequently the subject of the accounting restatement.
Under the policy, the restatement does not need to be the result of misconduct by the executive officers for the recoupment to apply.

The recoupment or reimbursement to be sought by our Company will be equal to the portion of any performance-based compensation paid to or received by such executive officer for or during each of the restated periods that is greater than the amount that would have been paid or received had the financial results been properly reported.

In addition, under this policy, the Committee may seek to recoup or recover from an employee certain performance-based compensation previously paid or awarded to such employee if the Company determines the employee has engaged in significant misconduct that causes financial or reputational harm to the Company (regardless of whether a restatement of financial results has occurred), as determined in the discretion of the Committee.

We anticipate our Board of Directors will adopt an updated Clawback and Forfeiture Policy during fiscal year 2024 that will be compliant with recently adopted SEC and NYSE rules.

Stock Ownership Guidelines

To further align the interests of our directors and executive officers with those of our stockholders, we have voluntarily adopted Stock Ownership Guidelines. The Committee periodically reviews these guidelines to ensure it continues to evolve to take into account changes to our executive compensation program.

The minimum ownership thresholds for our NEOs are determined as a multiple of the NEO's base salary as of the beginning of each calendar year. Unless and until a NEO reaches the required ownership level, the NEO must retain at least 75% of the shares, after payment of any applicable exercise price and tax withholdings, that are acquired through our equity compensation program, subject to exceptions that may be granted by the Committee. The Committee periodically reviews our NEOs' compliance with the Stock Ownership Guidelines and, as of the end of fiscal year 2023, determined that each NEO complied with the minimum ownership thresholds.

Directors are required to hold a number of shares of common stock with a value equal to five times the base annual cash retainer fee within five years of joining our Board, subject to exceptions that may be granted by the Committee. In addition, each director must hold shares of our common stock within one year of joining our Board. The Committee periodically reviews our directors' compliance with the Stock Ownership Guidelines, and, as of the end of fiscal year 2023, determined that each director is in compliance with the guidelines.

The following table provides a summary of the Stock Ownership Guidelines applicable to our NEOs and directors:

POSITION	STOCK OWNERSHIP GUIDELINES

Chief Executive Officer	6x Annual Base Salary
Other NEOs	3x Annual Base Salary
Directors	5x Annual Board Retainer Fee

No Hedging and Pledging Policy

Pursuant to our Insider Trading Policy, our directors, executive officers and employees are prohibited from conducting any short-term or speculative trading in Company securities, hedging Company securities or entering into derivative transactions involving Company securities, pledging Company securities as collateral for a loan, or adopting similar practices.

Tax and Accounting Considerations

Among the factors it considers when making executive compensation decisions, the Committee considers the anticipated tax and accounting impact to us (and to our executive officers) of various payments, equity awards and other benefits.

The Committee considers the impact of the provisions of Section 162(m) of the Code when determining the compensation of the Company's executive officers, but maintains the discretion to approve compensation that is not deductible. We do not anticipate the deduction limitation set forth in Section 162(m) of the Code will have a material impact on our results of operations.

The Committee also considers the impact of Section 409A of the Code. In general, our executive plans and programs are designed to comply with the requirements of that section so as to avoid possible adverse tax consequences that may result from noncompliance.

We account for equity awards in accordance with the requirements of Financial Accounting Standards Board Accounting Standards Codification, or FASB ASC, Topic 718, Stock Compensation.

Our change-in-control and severance agreements do not allow for excise tax gross up payments.

TALENT & COMPENSATION COMMITTEE REPORT

The Talent & Compensation Committee of our Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussion, the Talent & Compensation Committee has recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

THE TALENT & COMPENSATION COMMITTEE
Cynthia (Cindy) L. Davis (Chair)
David A. Burwick
Victor Luis
Bonita C. Stewart
The Talent & Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Acts.

SUMMARY COMPENSATION TABLE

The following table sets forth all compensation paid or awarded to our NEOs during fiscal years 2023, 2022, and 2021. The amounts set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Compensation Discussion and Analysis.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Comp. ($)(3)	All Other Comp. ($)(4)	Total ($)

Dave Powers	2023	1,173,077	—	7,999,562	2,200,822	18,015	11,391,476
Chief Executive Officer President	2022	1,100,000	—	7,999,651	1,701,521	53,762	10,854,934
	2021	1,100,000	—	3,999,580	2,750,000	10,870	7,860,450

Steven J. Fasching	2023	756,923	—	1,699,907	651,493	18,003	3,126,326
Chief Financial Officer	2022	686,538	—	2,499,639	643,137	10,632	3,839,946
	2021	600,000	—	749,537	900,000	10,482	2,260,019

Stefano Caroti (5)	2023	729,231	400,000	2,999,273	589,081	57,438	4,775,023
Chief Commercial Officer	2022	686,539	—	2,499,684	545,519	53,458	3,785,200
	2021	650,000	—	849,615	975,000	48,521	2,523,136

Anne Spangenberg (6)	2023	471,472	—	1,199,466	206,877	9,611	1,887,426
President of Fashion Lifestyle

Thomas Garcia (7)	2023	546,182	—	999,612	464,442	46,595	2,056,831
Chief Administrative Officer

(1)The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K, filed with the SEC on May 26, 2023. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the grant date fair value of the awards based upon the probable outcome of such conditions as of the grant date. For fiscal year 2023, the maximum value of the awards assuming the maximum level of achievement relative to the performance conditions is as follows; $12.8 million for Mr. Powers; $2.7 million for Mr. Fasching' $4.8 million for Mr. Caroti' $1.9 million for Ms. Spangenberg; and $1.6 million for Mr. Garcia.

(2)These amounts reflect the aggregate value of 2023 Time-Based RSUs and 2023 LTIP PSUs granted to our NEOs. Refer to the sections of this Proxy Statement titled “2023 Time-Based Restricted Stock Units” and "2023 Long-Term Incentive Plan Performance-Based Stock Units" for additional information.

(3)These amounts reflect the cash incentive payments paid to our NEOs under our 2023 Annual Cash Incentive Awards. Refer to the section of this Proxy Statement titled "2023 Annual Cash Incentive Awards” for additional information.

(4)These amounts reflect matching contributions made to our NEOs under the NQDC Plan and 401(k) plan, long-term care premiums, and life insurance premiums paid on policies adopted for the benefit of our NEOs. Refer to the section of this Proxy Statement titled "Nonqualified Deferred Compensation" for additional information on the NQDC plan, including the value of matching contributions made to our NEOs.
.
(5)Mr. Caroti was appointed Chief Commercial Officer in April 2023, and previously served as President of Omni-Channel. The Committee elected to pay a one-time cash bonus to Mr. Caroti in connection with assuming an interim leadership role within the Performance Lifestyle Group in addition to continuing to manage the responsibilities associated with his regular position. Refer to the section of this Proxy Statement titled "2023 Annual Cash Incentive Awards" for additional information.

(6)Ms. Spangenberg's employment with the Company began on July 11, 2022. Her annualized salary for fiscal year 2023 was $700,000.

(7)Mr. Garcia qualified as an NEO for the first time with respect to fiscal year 2023.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR 2023

The following table sets forth all grants of plan-based awards made to our NEOs during fiscal year 2023. The value of the payouts and awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2023 Executive Compensation Program.”

		Potential Payouts as of Grant Date Under Non-Equity Incentive Plan Awards(1)			Potential Payouts as of Grant Date Under Equity Incentive Plan Awards				All Other Stock Awards: Number of Shares (#)		Grant Date Fair Value of Awards ($)(4)

Name	Grant Date	Threshold ($)	Target ($)	Max. ($)	Threshold (#)	Target (#)		Max. (#)

Dave Powers		959,624	1,919,247	3,838,494	—	—		—	—		—
	8/15/22	—	—	—	6,179	12,358	(2)	24,716	—		4,799,847
	8/15/22	—	—	—	—	—		—	9,449	(3)	3,199,715
Steven J. Fasching		284,070	568,140	1,136,280	—	—		—	—		—
	8/15/22	—	—	—	1,313	2,626	(2)	5,252	—		1,019,938
	8/15/22	—	—	—	—	—		—	2,008	(3)	679,969
Stefano Caroti		273,761	547,521	1,095,042	—	—		—	—		—
	8/15/22	—	—	—	2,317	4,634	(2)	9,268	—		1,799,846
	8/15/22	—	—	—	—	—		—	3,542	(3)	1,199,427
Anne Spangenberg		189,863	379,726	759,452	—	—		—	—		—
	9/1/22	—	—	—	977	1,953	(2)	3,906	—		719,661
	9/1/22	—	—	—	—	—		—	1,500	(3)	479,805
Thomas Garcia		202,511	405,021	810,042	—	—		—	—		—
	8/15/22	—	—	—	772	1,544	(2)	3,088	—		599,690
	8/15/22	—	—	—	—	—		—	1,181	(3)	399,922

(1)The amounts in this column reflect the potential payouts under the 2023 Annual Cash Incentive Awards. The cash incentive award payments were ultimately paid out between 58% and 114% of target in June 2023. Refer to the section of this Proxy Statement titled "2023 Annual Cash Incentive Awards" for additional information.

(2)The awards in this row reflect the grant of 2023 LTIP PSUs. These awards may vest based upon continued service through March 31, 2025 and our achievement of annual performance targets for each of fiscal years 2023, 2024, and 2025. As of the date of this Proxy Statement, we consider the performance conditions to be probable of being achieved at 100% of the target amount, although the awards can vest up to a maximum of 200% of the target amount. The grant date fair value of the awards assuming the maximum level of achievement relative to the performance conditions is as follows: $9.6 million for Mr. Powers; $2.0 million for Mr. Fasching; $3.6 million for Mr. Caroti; $1.4 million for Ms. Spangenberg; and $1.2 million for Mr. Garcia. Refer to the section of this Proxy Statement titled "2023 Long-Term Incentive Plan Performance-Based Stock Units" for additional information.

(3)The awards in this column reflect the grant of 2023 Time-Based RSUs. These awards vest over three years in equal annual installments on August 15, 2023, 2024 and 2025. Refer to the section of this Proxy Statement titled "2023 Time-Based Restricted Stock Units" for additional information.

(4)The amounts in this column represent the aggregate grant date fair value of the respective awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K filed May 26, 2023 with the SEC. In accordance with applicable SEC rules, for those awards that are subject to the satisfaction of performance conditions, the amounts reported reflect the value of the grant date based upon the probable outcome of such conditions.

OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END

The following table sets forth equity awards granted to our NEOs that remained outstanding as of March 31, 2023. The market values of the awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our NEOs. The table should be read together with the section of this Proxy Statement titled “Elements of Fiscal Year 2023 Executive Compensation Program.”

	Stock Options				Stock Awards
Name	Number of securities underlying unexercised options exercisable (#)		Option exercise price ($)	Option expiration date	Number of shares that have not vested (#)		Market value of shares that have not vested ($)(3)	Number of unearned shares that have not vested (#)(4)	Market value of unearned shares that have not vested ($)(5)

Dave Powers	—		—	—	17,311	(6)	7,782,160	23,464	10,548,241
	35,957	(2)	69.29	6/13/2024	—		—	—	—
Steven J. Fasching	—		—	—	4,071	(7)	1,830,118	5,866	2,637,060
Stefano Caroti	14,725	(1)	61.86	3/31/2026	6,067	(8)	2,727,420	8,847	3,977,169
	7,408	(2)	69.29	6/13/2024	—		—	—	—
Anne Spangenberg	—		—	—	1,500	(9)	674,325	1,953	877,971
Thomas Garcia	14,383	(2)	69.29	6/13/2024	2,020	(10)	908,091	2,515	1,130,618
(1)These awards reflect 2017 LTIP Non-Qualified Stock Options, or NQSOs, that were granted in November 2016. The Talent & Compensation Committee determined that the performance condition was achieved, and the options are fully vested and exercisable.
(2)These awards reflect 2018 LTIP NQSOs that were granted in June 2017. The Talent & Compensation Committee determined that the performance condition was achieved, and the options are fully vested and exercisable.
(3)In accordance with applicable SEC rules, the market value of the shares has been determined based on the closing price of our common stock on March 31, 2023, which was $449.55.
(4)The stock awards are 2022 LTIP PSUs that were granted in July 2021, August 2021, and February 2022, and 2023 LTIP PSUs that were granted in August 2022, and September 2022 respectively, which remain outstanding and subject to long-term performance and service conditions. The shares included reflect achievement of the performance conditions at the target level of 100%. However, the maximum performance level for these awards is 200%. The 2022 LTIP PSUs will vest on March 31, 2024, and 2023 LTIP PSUs will vest on March 31, 2025, each subject to achievement of certain performance criteria.
(5)In accordance with applicable SEC rules, the market value of the shares has been determined based on the closing price of our common stock on March 31, 2023, which was $449.55. The market value of 2022 and 2023 LTIP PSUs was calculated as to 100% of the shares underlying the awards.
(6)This amount consists of (i) 1,329 2021 time-based RSUs granted in June 2020, which shares vest as to 100% on August 15, 2023 (ii) 1,061 2021 time-based RSUs granted November 2020, which shares vest 100% on August 15, 2023, (iii) 5,472 2022 time-based RSUs granted in July 2021, which shares vest as to 50% on August 15, 2023, and 2024, and (iv) 9,449 2023 time-based RSUs granted in August 2022, which shares vest as to 33.33% on August 15, 2023, 2024, and 2025.
(7)This amount consists of (i) 249 2021 time-based RSUs granted in June 2020, which shares vest as to 100% on August 15, 2023 (ii) 200 2021 time-based RSUs granted in November 2020, which shares vest as to 100% on August 15, 2023 (iii) 684 2022 time-based RSUs granted in July 2021, which shares vest as to 50% on August 15, 2023, and 2024 (iv) 930 2022 time-based RSUs granted in August 2021, which shares vest as to 50% on August 15, 2023, and 2024, and (v) 2,008 2023 time-based RSUs granted in August 2022, which shares vest as to 33.33% on August 15, 2023, 2024, and 2025.
(8)This amount consists of (i) 283 2021 time-based RSUs granted in June 2020, which shares vest as to 100% on August 15, 2023 (ii) 225 2021 time-based RSUs granted in November 2020, which shares vest as to 100% on August 15, 2023 (iii) 684 2022 time-based RSUs granted in July 2021, which shares vest as to 50% on August 15, 2023, and 2024, (iv) 1,333 2022 time-based RSUs granted in February 2022, which shares vest as to 50% on August 15, 2023, and 2024, and (v) 3,542 2023 time-based RSUs granted in August 2022, which shares vest as to 33.33% on August 15, 2023, 2024, and 2025.
(9)This amount consists of 1,500 2023 time-based RSUs granted in September 2022, which shares vest as to 33.33% on September 15, 2023, 2024, and 2025.

(10)This amount consists of (i) 200 2021 time-based RSUs granted in June 2020, which shares vest as to 100% on August 15, 2023 (ii) 160 2021 time-based RSUs granted in November 2020, which shares vest as to 100% on August 15, 2023 (iii) 479 2022 time-based RSUs granted in July 2021, which shares vest as to 50% on August 15, 2023, and 2024, and (iv) 1,181 2023 time-based RSUs granted in August 2022, which shares vest as to 33.33% on August 15, 2023, 2024, and 2025.

FISCAL YEAR 2023 OPTION EXERCISES AND STOCK VESTED

The following table provides information for our NEOs regarding option exercises and stock award vesting during fiscal year 2023. The values realized upon exercise or vesting of the awards set forth in the table have been calculated in accordance with the requirements of applicable SEC rules, and do not necessarily reflect the amount that will actually be received by our NEOs upon the sale of the shares.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)(4)	Value Realized on Vesting ($)(5)

Dave Powers	35,957	11,922,668	20,885	8,480,084
Steven J. Fasching	—	—	4,207	1,688,384
Stefano Caroti	—	—	4,863	1,945,798
Anne Spangenberg	—	—	—	—
Thomas Garcia	—	—	2,958	1,212,637
(1)Options exercised were initially issued pursuant to the 2018 LTIP NQSOs.
(2)Pursuant to applicable SEC rules, the amounts in this column reflect the value realized upon the exercise of the option awards, which is based on the closing price of our common stock on the applicable exercise dates less the exercise price of the relevant option awards.
(3)These amounts consist of shares acquired upon vesting of fiscal year 2021 LTIP PSUs, fiscal year 2020 RSUs and PSUs, and fiscal year 2021 and 2022 RSU stock compensation plans.
(4)The total number of shares actually received by the NEOs, net of shares withheld for taxes, were as follows: 10,532 for Mr. Powers, 2,458 for Mr. Fasching, 2,789 for Mr. Caroti, and 1,779 for Mr. Garcia.
(5)Pursuant to applicable SEC rules, the amounts in this column reflect the value realized upon the vesting of the stock awards, which is based on the closing price of our common stock on the applicable vesting dates.

NONQUALIFIED DEFERRED COMPENSATION

Nonqualified Deferred Compensation Plan

The Committee has adopted the Nonqualified Deferred Compensation Plan, or the NQDC Plan, which is an unfunded, nonqualified deferred compensation program sponsored by our Company to provide certain members of our management the opportunity to defer compensation into the NQDC Plan. The NQDC Plan year is from January 1st to December 31st. Participants may defer up to 50% of their annual base salary and up to 85% of any cash incentive bonus under the NQDC Plan. We have the option, but not the obligation, to make discretionary or matching cash contributions to NQDC Plan participants. We have established a rabbi trust as a reserve for the benefits payable under the NQDC Plan. During fiscal year 2023, certain of our NEOs elected to make contributions to the NQDC Plan, and the Committee elected to match a portion of the contributions under the NQDC Plan.

Name	Executive contributions during fiscal year 2023 ($)(1)	Registrant contributions during fiscal year 2023 ($)(2)	Aggregate gain (loss) during fiscal year 2023 ($)	Aggregate withdrawals/distributions during fiscal year 2023 ($)	Aggregate balance at end of fiscal year 2023 ($)

Dave Powers	—	—	(115,194)	—	628,818
Steven J. Fasching	—	—	—	—	—
Stefano Caroti	490,106	37,966	(205,341)	—	2,182,429
Anne Spangenberg	129,231	—	5,955	—	135,186
Thomas Garcia	305,762	30,100	(161,025)	—	1,643,189
Total	925,099	68,066	(475,605)	—	4,589,622
(1)The amounts reported in this column reflect contributions made by our NEOs under the NQDC Plan during fiscal year 2023. These amounts are separately reported as compensation within the "Summary Compensation Table" above, and do not reflect amounts in addition to those amounts.
(2)The amounts reported in this column reflect discretionary matching contributions made by us to our NEOs under the NQDC Plan during fiscal year 2023. These amounts are included in the "All Other Compensation" column of the "Summary Compensation Table" above, and do not reflect amounts in addition to those amounts.
Deferred Stock Unit Compensation Plan

The Committee has also adopted a Deferred Stock Unit Compensation Plan. Under the plan, a director or employee who holds unvested RSUs may elect to defer settlement of up to 100% of the awards. For each unit of our common stock held pursuant to an award of RSUs that is deferred, the participant will receive one Deferred Stock Unit. Amounts deferred will be distributed, as described in the plan, at the time elected by the participant. A participant’s Deferred Stock Units will be settled in shares of our common stock, as more specifically described in the plan. None of our NEOs elected to participate in the plan during fiscal year 2023.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Change-in-Control and Severance Agreements

We have entered into change in control and severance agreements, or Severance Agreements, as amended from time to time, with each of our NEOs. The information below describes compensation and benefits that are payable or earned under the Severance Agreements with our NEOs (which are each referred to in their respective Severance Agreement as an “executive”) upon the occurrence of certain termination events.

Termination by Our Company for Cause, or by Executive Without Good Reason

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company for Cause, or the executive terminates his or her employment without Good Reason (in each case as defined below), then the NEO will receive the following from our Company:
•payment of his or her accrued base salary, accrued vacation, reimbursement for reimbursable expenses, accrued and vested benefits under our plans or programs and other benefits required to be paid by law, accrued but unpaid non-equity incentive bonus for the prior fiscal year (excluding any non-equity incentive bonus for the year of termination); and
•the right to exercise all vested equity awards pursuant to the terms of the applicable award agreement.
Termination Due to Death or Total Disability

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated due to his or her death or total disability, then in addition to those benefits provided upon a termination by our Company for Cause or by executive other than for Good Reason, the NEO will receive:
•pro-rated portion of his or her non-equity incentive bonus for the current fiscal year based on actual length of service during the year of termination and actual achievement by our Company of the performance conditions in respect of such bonus previously established by the Committee.
Termination by Our Company Without Cause

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause, then in addition to those benefits provided upon a termination due to death or total disability, the NEO will receive:
•payment of his or her then-effective annual base salary for, in the case of the Chief Executive Officer, 18 months, or, in the case of any other NEO, 12 months following his or her termination, subject to such executive signing a release; and
•receipt of health benefits for a period of 18 months in the case of the Chief Executive Officer, and one year in the case of any other NEO following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.
Termination Without Cause or by Executive for Good Reason within Two Years of a Change in Control

Pursuant to the Severance Agreements with each of our NEOs, if the executive is terminated by our Company without Cause or by the executive for Good Reason within two years of a Change in Control, then in addition to those benefits provided upon a termination due to death or total disability, the NEO will receive:

•payment of, in the case of the Chief Executive Officer, two times, or, in the case of any other NEO, one-and-one-half times his or her then-effective annual base salary, plus the greater of one-and-one-half times the targeted incentive bonus immediately prior to the time such termination occurs or one-and-one-half times the average actual incentive bonus for the previous three years, subject to such executive signing a release; and
•receipt of health benefits for, in the case of the Chief Executive Officer, a period of two years, or, in the case of any other NEO, a period of 18 months following his or her termination or his or her attainment of alternative employment that provides health benefits, whichever is earlier.
For purposes of the Severance Agreements:

•“Cause” means, in part, (i) any willful breach of duty by the executive in the course of his or her employment or continued violation of written Company employment policies after written notice of such violation, (ii) violation of our insider trading policies, (iii) conviction of a felony or any crime involving fraud, theft, embezzlement, dishonesty or moral turpitude, (iv) engaging in activities which materially defame our Company, engaging in conduct which is materially injurious to our Company or our affiliates, or any of our respective customer or supplier relationships, financially or otherwise, or (v) the executive’s gross negligence or continued failure to perform duties or executive’s continued incapacity to perform such duties.

•“Good Reason” means, without the consent of the executive, if within two years of a change in control, there is a material reduction of the executive’s total compensation, benefits, and perquisites (excluding a material reduction resulting from a decrease in value of the Company’s stock), our Company's relocation is greater than 50 miles from the location where the executive performs services, or a material change in the executive’s authority, duties, or responsibilities; provided, however, no such event shall constitute Good Reason unless the executive shall have given written notice to our Company of the executive’s intent to resign for “Good Reason” within 30 days after the executive first becomes aware of the occurrence of any such event (specifying the nature and scope of the event) and such event or occurrence shall not have been cured within 30 days of our receipt of such notice, and the executive resigns no later than 90 days after the expiration of the 30-day cure period.

•“Change in Control” means the occurrence of a merger, consolidation, sale of all or a major portion of the assets of our Company (or a successor organization) or similar transaction or circumstance where any person or group acquires, in one or more transactions, beneficial ownership of more than 50% of the outstanding shares of voting stock of our Company (or a successor organization), or a change in a majority of the members of our Board.

No NEOs will be entitled to gross ups for excise tax penalty on “excess golden parachute payments” as a result of termination following a Change in Control.

Equity Award Agreements

Pursuant to the “double-trigger” vesting provisions of the awards outstanding as of the end of fiscal year 2021 under the 2006 Equity Incentive Plan, or 2006 Plan, and 2015 Plan, except as specifically noted below, the vesting of each award will be accelerated in full in the event of a change in control that is approved by a majority of the Continuing Directors (as defined in the award agreements) if the acquiring or successor entity in the change in control provides for the continuance or assumption of the award agreement, or the substitution for the award agreement of a new agreement of comparable value covering shares of a successor corporation, and (i) the recipient is terminated by the acquiring company without Cause or pursuant to a Constructive Termination (as such terms are defined in the relevant award agreements) within either 12 or 24 months of such change in control; or (ii) only in the case of certain long-term incentive plan non-qualified stock options, or LTIP NQSOs and RSUs, the recipient has provided Continuous Service (as defined in the award agreements) through the applicable performance vesting date.

Notwithstanding the foregoing summary, the award agreements governing the grants of the 2020 Annual PSUs only provide for acceleration as described above to the extent that the Committee determines that at least the “threshold” performance conditions associated with the awards have been met unless the change in control occurs prior to the end of the relevant performance period, in which case the unvested PSUs will accelerate in full, regardless of achievement of the performance condition.

In addition, the vesting of each equity award will be accelerated in full if: (i) for certain of the outstanding historical awards, a change in control occurs that has not been approved by a majority of the Continuing Directors; or (ii) the acquiring or successor entity in the change in control does not agree to continue or assume the award agreement, or substitute new awards of comparable value.

Severance and Change-in-Control Payments

The following table provides information about the payments and benefits that would have been paid or provided to our NEOs in the event a termination of employment had occurred on March 31, 2023. The amounts reflected in the table are in addition to amounts that would have been payable for accrued but unpaid base salary, accrued paid time off, accrued but unpaid cash incentive compensation, and reimbursement of expenses.

The payments to be made, and the stock and option awards to be vested, in connection with different termination events (including in connection with a change in control) for each of our NEOs have been determined by reference to the terms of the applicable Severance Agreements and equity award agreements. Except as described above, no payments or benefits would be provided to our NEOs in the event of a termination of employment for Cause. Refer to the section of this Proxy Statement titled “Potential Payments upon Termination or Change in Control” for additional information.

For purposes of the table, the value of the stock and option awards has been determined based on the closing price of our common stock on March 31, 2023. In the event of an actual change in control transaction, the value of our common stock may be significantly different than this assumed value, in which case the value realized by our NEOs upon the vesting of the stock and option awards may be significantly different.

		Upon Termination
Name	Type of Compensation or Benefit	Due to Death or Total Disability ($)	By Our Company Without Cause ($)	In Connection with a Change in Control ($)

Dave Powers	Cash payments	—	1,800,000	5,726,172
	Value of health benefits	—	33,166	44,221
	Value of stock awards(1)	—	—	18,330,401
	Total	—	1,833,166	24,100,794
Steven J. Fasching	Cash payments	—	765,000	2,244,815
	Value of health benefits	—	25,401	38,102
	Value of stock awards(1)	—	—	4,467,178
	Total	—	790,401	6,750,095
Stefano Caroti	Cash payments	—	740,000	2,164,800
	Value of health benefits	—	17,995	26,992
	Value of stock awards(1)	—	—	6,704,589
	Total	—	757,995	8,896,381
Anne Spangenberg	Cash payments	—	700,000	1,837,500
	Value of health benefits	—	7,105	10,657
	Value of stock awards(1)	—	—	1,552,296
	Total	—	707,105	3,400,453
Thomas Garcia	Cash payments	—	550,000	1,636,935
	Value of health benefits	—	22,111	33,166
	Value of stock awards(1)	—	—	2,038,709
	Total	—	572,111	3,708,810
(1)The amount in this row reflects the value of all of the LTIP PSUs and time-based RSUs that remained outstanding as of March 31, 2023, based on the closing price of our common stock on that date, including: (i) 2021 Time-Based RSUs, (ii) 2022 Time-Based RSUs, (iii) 2022 LTIP PSUs; (iv) 2023 Time-Based RSUs, (v) 2023 LTIP PSUs, and (vi) certain additional time-based RSUs and LTIP PSUs granted in prior years.

DIRECTOR COMPENSATION

For fiscal year 2023, directors who are not our employees, or our Nonemployee Directors, received an annual cash retainer fee of $80,000, plus an annual cash retainer of $10,000 for each Board committee assignment. Nonemployee Directors holding the following positions received additional annual cash retainer fees as follows: $200,000 for Chairman of our Board of Directors; $40,000 for Chair of the Audit & Risk Management Committee; $35,000 for Chair of the Talent & Compensation Committee; and $20,000 for Chair of the Corporate Responsibility, Sustainability & Governance Committee. All or any portion of the cash retainer fees paid to any of our Nonemployee Directors may, at the election of the director, be paid through the issuance of our common stock.
Each of our Nonemployee Directors is also entitled to receive common stock with a total value of approximately $170,000 for annual service on our Board. The shares are issued in equal quarterly installments with the number of shares being determined using the rolling average of the closing price of our common stock during the last 10 trading days leading up to, and including, the grant date, which is in alignment with the Company's Equity Grant Guidelines. Each of these shares is fully vested on the date of issuance. Where our Nonemployee Directors elect to be paid their annual cash retainer fees in shares of our common stock, the number of shares to be issued is calculated using the same valuation methodology.

Nonemployee Directors are reimbursed for any reasonable Board-related expenses. Nonemployee Directors also receive product discounts, which are generally available to our employees and, from time to time, may receive products without charge in order to help expand the directors’ knowledge of our products.

Director Compensation Table

The following table sets forth all compensation paid or awarded to our Nonemployee Directors during fiscal year 2023. The amounts set forth in the table have been calculated in accordance with applicable SEC rules, and do not necessarily reflect the amounts that have actually been paid to, or which may be realized by, our Nonemployee Directors.

Name	Fees Earned ($)	Stock Awards ($)(1)	Total ($)

Michael F. Devine, III	280,000	173,149	453,149
David A. Burwick (2)	526	264,462	264,988
Nelson C. Chan	100,000	173,149	273,149
Cynthia (Cindy) L. Davis	135,000	173,149	308,149
Juan R. Figuereo	130,000	173,149	303,149
Maha S. Ibrahim (2)	526	264,462	264,988
Victor Luis (2)	526	264,462	264,988
Lauri M. Shanahan	100,000	173,149	273,149
Bonita C. Stewart (2)	90,271	203,487	293,758
(1)The amounts in this column represent the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. For information about the assumptions underlying these computations, please refer to Note 8 to our consolidated financial statements included in our Annual Report.
(2)This director has elected to receive some or all of his or her annual cash retainer fees through the issuance of our common stock.
Stock Ownership Guidelines
Our Board has adopted Stock Ownership Guidelines applicable to our Nonemployee Directors. Nonemployee Directors are required to hold a number of shares of common stock with a value equal to five times the base annual cash retainer fee within five years of joining our Board, subject to exceptions that may be granted by the Committee. In addition, each director must hold shares of our common stock within one year of joining our Board. Any shares of common stock held by Nonemployee Directors through our Deferred Stock Unit Compensation Plan are counted as stock ownership for purposes of these guidelines.

The Committee periodically reviews our directors' compliance with the Stock Ownership Guidelines, and, as of the end of fiscal year 2023, determined that each director is in compliance with the guidelines.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding shares of our common stock that were eligible for issuance under our equity compensation plans as of March 31, 2023.

Plan category	Number of securities to be issued upon exercise of outstanding options or settlement of outstanding RSUs(1)(2) (#)	Weighted-average exercise price of outstanding options(3) ($)	Number of securities remaining available for future issuance(4) (#)

Equity compensation plans approved by security holders	290,789	66.99	1,231,505
Equity compensation plans not approved by security holders	—	—	—
Total	290,789	66.99	1,231,505
(1)This amount includes shares underlying all equity awards outstanding pursuant to the 2006 Plan and the 2015 Plan as of March 31, 2023. For awards subject to performance-based vesting conditions, the amount reported reflects the number of shares to be issued assuming the relevant performance conditions are achieved at the maximum level, which is equal to 200% of the target amount.
(2)There are no stock appreciation rights outstanding pursuant to the 2006 Plan or the 2015 Plan. In addition, there are no outstanding warrants to purchase shares of our common stock.
(3)This amount reflects the weighted-average exercise price of the outstanding 2017 LTIP NQSOs and 2018 LTIP NQSOs, based on the closing price of our common stock on the respective grant dates. This amount does not take into account shares issuable upon the vesting or settlement of outstanding time-based and performance-based RSUs, which have no exercise price.
(4)This amount reflects the shares reserved for issuance under the 2015 Plan less the number of shares reported in the first column. This amount is potentially subject to increase depending on our achievement with respect to certain performance conditions as discussed in footnote 1 above, and will also increase to the extent any awards are forfeited or otherwise terminated under the 2015 Plan. No shares are available for issuance under the 2006 Plan.

CEO PAY RATIO

Pursuant to Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of Regulation S-K, we are required to disclose the ratio of the annual total compensation of our principal executive officer to the median of the annual total compensation of all of our employees (excluding our principal executive officer), or our median employee. During fiscal year 2023, our principal executive officer was Dave Powers, our Chief Executive Officer and President.

For fiscal year 2023, the annual total compensation of our Chief Executive Officer and President was $11,391,476, and the annual total compensation of our median employee was $51,320, each as calculated in a manner consistent with Item 402(u) of Regulation S-K.

Based on this information, the fiscal year 2023 ratio of the annual total compensation of our principal executive officer to the annual total compensation of our median employee was approximately 222:1.

We most recently calculated the median employee for purposes of providing such pay ratio disclosure in fiscal year 2022. In calculating our fiscal year 2023 CEO pay ratio, we reviewed the changes in our employee population and employee compensation and determined there was no change in such population or compensation that would significantly impact the fiscal year 2023 pay ratio and require us to identify a new median employee. However, our fiscal year 2022 median employee's employment was terminated in fiscal year 2023, so we selected a substitute employee, adjacent to the initial median employee, whose compensation was representative of our median employee, to serve as our fiscal year 2023 median employee. A description of the methodology we used to identify the median employee can be found in our 2022 proxy statement.

The pay ratio we have reported above is a reasonable estimate calculated in a manner consistent with applicable SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio we have reported above.

PAY VERSUS PERFORMANCE

Provided below is our pay-versus-performance disclosure as required by Item 402(v) of Regulation S-K under the Exchange Act, or Item 402(v), including information regarding the relationship between “compensation actually paid,” or CAP, to our named executive officers, or NEOs, and certain of our financial performance metrics. Specifically, set forth below is the following:
•A tabular list of the three most important financial measures our Talent & Compensation Committee used in FY 2023 to link CAP to our performance;
•A table that compares our NEOs’ total compensation, as presented in the Summary Compensation Table, to CAP and certain other financial measures; and
•Graphs reflecting the relationship between CAP and our TSR and peer group TSR, CAP and our net income, and CAP and our consolidated operating income.

Amounts included as CAP do not represent the value of cash compensation and equity awards actually received by our NEOs, but rather amounts calculated pursuant to Item 402(v) and include, among other things, the year-over-year changes in “fair value” of unvested equity-based awards. Further, the Talent & Compensation Committee does not use CAP as a basis for making compensation decisions, so such amounts may not be indicative of how the committee evaluates NEO compensation. Please refer to the section of this Proxy Statement titled “Compensation Discussion and Analysis” for a discussion of our pay-for-performance philosophy, executive compensation program objectives and the way we design our program to align executive compensation with Company performance.

Tabular List of Company Financial Performance Measures

The list below represents the financial performance measures that the Company considers to have been the most important in linking CAP to our principal executive officer, or PEO, and Non-PEO NEOs for FY 2023 to Company performance. The measures are not ranked. Please refer to the section of this Proxy Statement titled "Compensation Discussions and Analysis" for a description of these measures, and the manner in which these measures are used to determine incentive compensation paid to our NEOs.

Most Important Performance Measures

Consolidated Operating Income
Consolidated Revenue
Consolidated Pre-Tax Income
Pay Versus Performance
The following pay-versus-performance table sets forth information regarding the CAP to our Chief Executive Officer and President, who is our PEO, and our other NEOs, or our Non-PEO NEOs, for each of our fiscal years ended March 31, 2023, 2022 and 2021, or fiscal year 2023, 2022 or 2021, respectively, as calculated in accordance with Item 402(v), and our financial performance for each such fiscal year:

PAY VERSUS PERFORMANCE TABLE

	Summary Compensation Table Total for PEO ($)(1)(2)	Compensation Actually Paid to PEO ($)(1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)(2)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(3)	Value of Initial Fixed $100 Investment Based on:
Fiscal Year					TSR	Peer Group TSR(4)	Net Income ($,000)	Consolidated Operating Income ($,000)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)

2023	11,391,476	21,415,165	2,961,401	4,799,279	335.5	103.9	516,822	652,751
2022	10,854,934	6,190,970	3,867,018	2,845,438	204.3	155.6	451,949	564,707
2021	7,860,450	19,464,880	2,479,351	5,207,671	246.6	200.6	382,575	504,205

(1)The table below includes the name of each individual serving as an NEO during our last three fiscal years, including our PEO:

Fiscal Year	PEO	Non-PEO NEOs

2023	Dave Powers	Steven J. Fasching, Stefano Caroti, Anne Spangenberg and Thomas Garcia
2022	Dave Powers	Steven J. Fasching, David Lafitte, Stefano Caroti and Wendy Yang
2021	Dave Powers	Steven J. Fasching, David Lafitte, Stefano Caroti and Andrea O'Donnell
(2)The dollar amounts included in this column reflect the total compensation of our PEO and the average total compensation of our Non-PEO NEOs reported in the Summary Compensation Table for each fiscal year presented.
(3)The table below provides the adjustments to the Summary Compensation Table total compensation made to arrive at our PEO’s CAP and our Non-PEO NEOs’ average CAP:

CALCULATION OF COMPENSATION ACTUALLY PAID(a)

Fiscal Year	Executives	Summary Compensation Table Total ($)(b)	Minus - Amount Reported in the "Stock Awards" Column in the Summary Compensation Table ($)	Plus - Fair Value of Fiscal Year End of Outstanding and Unvested Stock Awards Granted in the Fiscal Year ($) (c)	Plus / Minus - Change in Fair Value of Outstanding and Unvested Stock Awards Granted in Prior Fiscal Years ($)(d)	Plus / Minus - Change in Fair Value at Vesting of Stock Awards Granted in Prior Fiscal Years ($)(e)	Compensation Actually Paid ($)

2023	PEO	11,391,476	(7,999,562)	10,951,395	4,242,444	2,829,412	21,415,165
	Average for Non-PEO NEOs	2,961,401	(1,724,565)	2,383,845	780,911	397,687	4,799,279
2022	PEO	10,854,934	(7,999,651)	5,398,210	(1,160,869)	(901,654)	6,190,970
	Average for Non-PEO NEOs	3,867,018	(2,549,581)	1,946,763	(242,995)	(175,767)	2,845,438
2021	PEO	7,860,450	(3,999,580)	4,787,303	4,760,338	6,056,369	19,464,880
	Average for Non-PEO NEOs	2,479,351	(849,565)	1,016,903	1,060,293	1,500,689	5,207,671
(a) This table excludes adjustments for awards granted that vest in the same year, awards that failed to achieve their vesting conditions, and dividends, in each case because there is no applicable adjustment for the covered fiscal years.
(b) Represents amounts from the Summary Compensation Table for the indicated fiscal year.
(c) The fair value amounts are calculated in accordance with ASC Topic 718 Compensation - Stock Compensation (ASC 718), determined as of the covered fiscal year. Represents the fair value as of the indicated fiscal year end of the outstanding and unvested awards granted during such fiscal year, calculated in accordance with the methodology used for financial reporting purposes, in accordance with ASC Topic 718 and described further in our Annual Reports on Form 10-K.
(d) The fair value amounts are determined based on the change in the fair value from the prior fiscal year end to the covered fiscal year end calculated in accordance with ASC 718. Represents the fair value as of the indicated fiscal year end of the outstanding and unvested awards that were granted in previous fiscal years, calculated in accordance with the methodology used for financial reporting purposes, in accordance with ASC Topic 718 and described further in our Annual Reports on Form 10-K.
(e) The fair value amounts are determined based on the change in the fair value from the prior fiscal year end to the vesting date calculated in accordance with ASC 718. Represents the change in fair value, measured from the prior fiscal year end to the vesting date, of each stock award that was granted in previous fiscal year and which vested during the indicated,fiscal year, calculated in accordance with the methodology used for financial reporting purposes, in accordance with ASC Topic 718 and described further in our Annual Reports on Form 10-K.
(4)The TSR Peer Group consist of the S&P 500 Apparel, Accessories & Luxury Goods Index.

Relationship Between Pay and Performance

The relationship between the CAP to our NEOs against our TSR, peer group TSR, net income and consolidated operating income is illustrated as follows:

Compensation Actually Paid Versus Total Stockholder Return

The chart below illustrates the relationship between the CAP to our PEO and the average CAP to our Non-PEO NEOs in relation to our TSR, and the TSR of our peer group, the NYSE Composite Index, over the last three fiscal years.

Compensation Actually Paid Versus Net Income

The chart below illustrates the CAP to our PEO and the average CAP to our Non-PEO NEOs in relation to our net income over the last three fiscal years. We do not use net income as a performance measure in our executive compensation program.

Compensation Actually Paid Versus Consolidated Operating Income

The chart below illustrates the CAP to our PEO and the average CAP to our Non-PEO NEOs in relation to our consolidated operating income over the last three fiscal years. Consolidated operating income is the financial performance measure that, in our assessment, represents the most important financial performance measure to link CAP to our performance.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2023 (except as specified in the footnotes following the table), certain information concerning the shares of our common stock beneficially owned by (i) each person who is an NEO, (ii) each director or director nominee, (iii) all executive officers and directors as a group (14 persons), and (iv) each person known to us to be the beneficial owner of more than 5% of our common stock. There were 26,134,458 shares of our common stock outstanding on June 30, 2023.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership (#)(2)(3)		Percent of Common Stock(3)

Named Executive Officers
Dave Powers	60,093		*
Steven J. Fasching	11,069		*
Stefano Caroti	40,801		*
Anne Spangenberg	98		*
Thomas Garcia	22,628		*
Directors (4)
Michael F. Devine, III	12,008		*
David A. Burwick	1,452		*
Nelson C. Chan	9,833		*
Cynthia (Cindy) L. Davis	3,177		*
Juan R. Figuereo	555	(5)	*
Maha S. Ibrahim	1,504		*
Victor Luis	—	(6)	*
Lauri M. Shanahan	5,933	(7)	*
Bonita C. Stewart	11,713	(8)	*
All Directors and Executive Officers as a Group (14 persons)	180,864		0.7%
5% Stockholders
FMR, LLC (9)	3,969,940		15.0%
BlackRock, Inc. (10)	3,024,347		11.6%
The Vanguard Group, Inc. (11)	2,460,265		9.3%
*    Percentage of shares beneficially owned does not exceed 1.0% of our outstanding shares of common stock.
(1)Unless otherwise noted, the address of each beneficial owner is 250 Coromar Drive, Goleta, California 93117.
(2)Unless otherwise noted, we believe each individual or entity named has sole investment and voting power with respect to the shares of our common stock reported as beneficially owned by them, subject to community property laws, where applicable.
(3)Pursuant to applicable SEC rules, shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable on or before the date that is 60 days after June 30, 2023 are deemed outstanding for the purpose of calculating the number and percentage owned by a person, but are not deemed outstanding for the purpose of calculating the number and percentage owned by any other person.
(4)The reported amounts include shares held by certain directors through one or more family trusts over which shares the respective directors may have shared voting and/or investment power.
(5)An additional 1,077 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(6)An additional 2,193 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(7)An additional 2,106 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.

(8)An additional 893 shares previously earned by this director have been deferred pursuant to an election made under our Deferred Stock Unit Compensation Plan. These deferred shares have been excluded from the table.
(9)This information is based solely on Amendment No. 4 to Schedule 13G filed by this stockholder on February 9, 2023. This stockholder’s business address is 245 Summer Street, Boston, MA 02210. This stockholder has sole voting power over 3,964,335 of such shares and sole dispositive power over 3,969,940 of such shares.
(10)This information is based solely on Amendment No. 1 to Schedule 13G filed by this stockholder on June 6, 2023. This stockholder’s business address is 50 Hudson Yards, New York, NY 10001. This stockholder has sole voting power over 2,882,066 such shares and sole dispositive power over 3,024,347 of such shares.
(11)This information is based solely on Amendment No. 12 to Schedule 13G filed by this stockholder on February 9, 2023. This stockholder’s business address is 100 Vanguard Boulevard, Malvern, PA 19355. This stockholder has shared voting power over 11,729 of such shares, sole dispositive power over 2,422,442 of such shares, and shared dispositive power over 37,823 of such shares.

DELINQUENT SECTION 16(a) FILINGS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of initial ownership (Form 3) and reports of changes in ownership (Form 4 and Form 5) of our securities. Officers, directors, and greater than ten percent stockholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based on our review of copies of Form 3, Form 4 and Form 5 furnished to us, as well as communications with our officers, directors, and greater than ten percent stockholders, we believe all of them complied with the filing requirements of Section 16(a) and we are not aware of any late or missed filings of such reports for fiscal year 2023.

AUDIT & RISK MANAGEMENT COMMITTEE REPORT

The Audit & Risk Management Committee of our Board of Directors is responsible for providing independent, objective oversight of, among other things, our financial reporting functions, our independent registered public accounting firm, our highest ranking manager of internal audit, our system of internal controls, our legal and regulatory compliance, and compliance with our related person transaction policy and Code of Ethics. The Audit & Risk Management Committee is currently composed of four directors, each of whom meets the independence and experience requirements under applicable NYSE rules, as well as the independence requirements applicable to Audit & Risk Management Committee members under applicable SEC rules. In addition, our Board of Directors has determined that the Chair of the Audit & Risk Management Committee qualifies as an “audit committee financial expert” under applicable SEC rules.

Management is responsible for the preparation of our financial statements and financial reporting process, including our system of internal controls. KPMG LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), or the PCAOB, and expressing (i) an opinion on whether our consolidated financial statements present fairly, in all material respects, our financial position and results of operations and cash flows for the periods presented in conformity with US generally accepted accounting principles, and (ii) an opinion on whether we have maintained, in all material respects, effective internal control over financial reporting as of March 31, 2023, based on criteria established in the Internal Control-Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission. The Audit & Risk Management Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit & Risk Management Committee met with management and KPMG LLP to review and discuss the March 31, 2023 consolidated financial statements and obtained from management their representation that our financial statements have been prepared in accordance with US generally accepted accounting principles. In addition, management represented that, as of March 31, 2023, our Company maintained effective internal control over financial reporting.

The Audit & Risk Management Committee also discussed with KPMG LLP the matters required by Auditing Standard No. 1301, “Communications with Audit Committees” of the PCAOB, which includes, among other items, information regarding the conduct of the integrated audit of our consolidated financial statements. The Audit & Risk Management Committee has received the written communications from KPMG LLP required by applicable requirements of the PCAOB regarding KPMG LLP's communication with the Audit & Risk Management Committee concerning independence and has discussed with them their independence.

The Audit & Risk Management Committee operates under a written charter, which was adopted by our Board of Directors and is assessed annually for adequacy by the Audit & Risk Management Committee. The Audit & Risk Management Committee held ten meetings during fiscal year 2023, including meetings with KPMG LLP and our highest ranking manager of internal audit, both with and without management present. In performing its functions, the Audit & Risk Management Committee acts only in an oversight capacity. It is not the responsibility of the Audit & Risk Management Committee to determine that our financial statements are complete and accurate, are presented in accordance with US generally accepted accounting principles or present fairly our results of operations for the periods presented, or that we maintain appropriate internal controls. Furthermore, the Audit & Risk Management Committee’s oversight responsibilities do not independently assure that the audit of our financial statements has been carried out in accordance with the standards of the PCAOB or that our registered public accounting firm is independent.

Based upon the Audit & Risk Management Committee’s review and discussions with management and KPMG LLP, and subject to the limitations of the Audit & Risk Management Committee’s role and responsibilities referred to above and in the Audit & Risk Management Committee charter, the Audit & Risk Management Committee recommended that our Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended March 31, 2023, which was filed with the SEC on May 26, 2023.

THE AUDIT & RISK MANAGEMENT COMMITTEE
Juan R. Figuereo (Chair)
Nelson C. Chan
Maha S. Ibrahim
Lauri M. Shanahan
The Audit & Risk Management Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, or the Acts, except to the extent that our Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under the Acts.

RELATED-PERSON TRANSACTIONS

Our legal department is primarily responsible for identifying and reviewing relationships and transactions in which our Company and our directors, director nominees, executive officers, principal stockholders, or any of their respective immediate family members, are participants to determine whether any of these related persons had or will have a direct or indirect material interest in such transactions. In order to assist in identifying potential related-person transactions, our legal department annually prepares and distributes to all directors, director nominees and executive officers a detailed written questionnaire which includes questions intended to elicit information about any current or proposed related-person transactions. In addition, our Code of Ethics addresses conflicts of interest where an individual’s personal interests may interfere or conflict with the interests of our Company, including relationships with suppliers, customers or competitors. Conflicts of interest which might impair (or appear to impair) the exercise of judgment solely for the benefit of our Company and our stockholders are prohibited. In general, such conflicts must be approved by our legal department, the employee’s supervisor or, in the case of directors, the Audit & Risk Management Committee. Information regarding potential conflicts of interest in violation of our Code of Ethics may be reported to our anonymous reporting hotline, which may be accessed by the Chair of the Audit & Risk Management Committee, the Chairman of our Board and our highest ranking manager of internal audit.

If a related-person transaction is identified by our legal department as one which would be required to be publicly reported pursuant to applicable SEC rules, the Audit & Risk Management Committee is responsible for reviewing and approving or ratifying any such transaction. The Audit & Risk Management Committee may approve a related person transaction when, in its good faith judgment, it determines that the transaction is in the best interests of our Company and our stockholders.

There were no transactions with related persons that required disclosure under applicable SEC rules during fiscal year 2023, and no such transactions are currently proposed.

PROPOSAL NO. 2 RATIFICATION OF THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

For fiscal year 2023, KPMG LLP, or KPMG, provided audit services, which included an examination of the consolidated financial statements included in our Annual Report. The Audit & Risk Management Committee has selected KPMG to provide audit services to our Company for fiscal year 2024, which covers the period from April 1, 2023 to March 31, 2024. We are asking our stockholders to ratify this selection at the Annual Meeting.

Ratification of the selection of our independent registered public accounting firm is not required to be submitted to a vote of our stockholders by our Bylaws or applicable SEC rules, however the Audit & Risk Management Committee believes it is appropriate as a matter of good corporate governance practice. If our stockholders do not ratify the selection, the Audit & Risk Management Committee will consider the selection of another independent registered public accounting firm, but is not required to select a different firm. In addition, even if our stockholders ratify the selection, the Audit & Risk Management Committee will retain the discretion to select a different independent registered public accounting firm in the future if it believes doing so is in the best interests of our Company and stockholders.

A representative of KPMG will attend the Annual Meeting and will have the opportunity to make a statement and/or respond to appropriate questions from stockholders present at the Annual Meeting.

Fees for Services Rendered by Independent Registered Public Accounting Firm

The following table sets forth approximate fees for services rendered by KPMG for the fiscal years ended March 31, 2023 and 2022:

FEES ($)	FISCAL YEAR 2023	FISCAL YEAR 2022

Audit Fees	2,571,000	2,388,000
Audit-Related Fees	—	38,000
Tax Fees	11,000	20,000
All Other Fees	—	—
Total Fees	2,582,000	2,446,000

Audit Fees

The audit fees presented above for the fiscal years ended March 31, 2023 and 2022 include fees associated with the audit of our consolidated balance sheets, the related consolidated statements of comprehensive income, stockholders’ equity and cash flows, and the audit of internal control over financial reporting, as well as the reviews of our quarterly reports on Form 10-Q, and certain statutory audits required internationally.

Audit-Related Fees

Audit-related fees generally consist of fees for assurance and related services that are reasonably related to the performance of the integrated audit of our annual reports on Form 10-K and review of our quarterly reports on Form 10-Q.

Tax Fees

Tax fees include fees incurred for tax services, including tax compliance, tax advice and tax planning for income taxes and customs matters.

All Other Fees

There were no fees for services rendered by KPMG incurred during the fiscal years ended March 31, 2023 and 2022 other than those disclosed above.

Audit & Risk Management Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

In accordance with its policies and procedures, prior to engagement, the Audit & Risk Management Committee pre-approves all independent registered public accounting firm services. Specifically, the Audit & Risk Management Committee administers and oversees our engagement of KPMG and pre-approves all of KPMG’s audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit & Risk Management Committee considers whether the engagement could compromise the independence of KPMG, and whether for reasons of efficiency or convenience it is in our best interests to engage KPMG to perform the services. The Audit & Risk Management Committee has determined that the performance by KPMG of the non-audit services listed above as “Tax Fees” did not affect its independence.

During the year, circumstances may arise under which it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories.

Required Vote

The ratification of the selection of KPMG as our independent registered public accounting firm for fiscal year 2024 requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

This proposal is considered a "routine" matter under NYSE rules. As a result, a bank, broker, dealer or other nominee may generally vote without instructions on this matter, so we do not expect any broker non-votes in connection with this proposal. Abstentions on this proposal will have the same effect as a vote against this proposal. If no contrary indication is made, returned proxies will be voted "FOR" this proposal.

BOARD RECOMMENDATION	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2 TO RATIFY THE SELECTION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024.

PROPOSAL NO. 3 ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

Background

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to cast a non-binding advisory Say-on-Pay Vote on the compensation of our Named Executive Officers, as described below. We consider seeking the views of our stockholders on our executive compensation program to be an important part of our decision-making process.

For additional information about our executive compensation program, please refer to the section of this Proxy Statement titled "Compensation Discussion and Analysis" and the related compensation tables and footnotes.

Proposal

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve the following resolution at the Annual Meeting:

“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of our Named Executive Officers, as described in the Compensation Discussion and Analysis, the Summary Compensation Table, and the related compensation tables, notes and narrative discussion in the Proxy Statement for our 2023 Annual Meeting of Stockholders.”

Because this vote is advisory only, it will not be binding upon our Board of Directors or the Talent & Compensation Committee. However, the Talent & Compensation Committee will take the outcome of the vote into account when considering future executive compensation arrangements.

Required Vote

The approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of a majority of the outstanding shares present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting (assuming that a quorum is present).

This proposal is considered a "non-routine" matter under NYSE rules. As a result, a bank, broker, dealer or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as a vote against this proposal. If no contrary indication is made, returned proxies will be voted "FOR" this proposal.

BOARD RECOMMENDATION	OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3 TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL NO. 4 ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Background

In accordance with applicable SEC rules, we are providing our stockholders with the opportunity to cast a non-binding advisory vote on the frequency with which stockholders would have an opportunity to cast a Say-on-Pay Vote on the compensation of our Named Executive Officers, as described above. Stockholders may select every "one year," "two years" or "three years" with respect to this vote or may abstain from voting.

Proposal

After careful consideration, and consistent with our historical practice, our Board of Directors believes that submitting the advisory vote on executive compensation on an annual basis is appropriate for our Company and our stockholders at this time. We view the advisory vote on the compensation of our Named Executive Officers to be an important, but not the only, opportunity for our stockholders to communicate with us regarding their views on our executive compensation program.

In accordance with Section 14A of the Exchange Act, we are asking our stockholders to approve the following resolution at the Annual Meeting:

"RESOLVED, that the stockholders of the Company approve, on an advisory basis, that the frequency of future advisory votes on the compensation of our Named Executive Officers shall occur every one year."

This vote is advisory and not binding on our Company or our Board of Directors. Our Board of Directors and Talent & Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation. Notwithstanding our Board’s recommendation and the outcome of the stockholder vote, our Board may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to our compensation programs.

Required Vote

Stockholders may select every “one year,” “two years” or “three years” with respect to this proposal, or may abstain from voting. The option that receives the greatest number of votes will be considered the frequency selected by our stockholders.

This proposal is considered a "non-routine" matter under NYSE rules. As a result, a bank, broker, dealer or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on the outcome of this proposal. Similarly, abstentions will have no effect on the outcome of the proposal. If no contrary indication is made, returned proxies will be voted for every "ONE YEAR."

BOARD RECOMMENDATION
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
FOR EVERY "ONE YEAR"
WITH RESPECT TO PROPOSAL NO. 4 TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE
FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

ADDITIONAL INFORMATION

Stockholder Proposals
Proposals or director nominations by stockholders intended to be presented at our annual meeting of stockholders to be held in 2024, and included in our proxy statement and form of proxy relating to that meeting, must be delivered to our corporate headquarters located at 250 Coromar Drive, Goleta, California 93117 no later than March 31, 2024. In order to be included in the proxy statement, these proposals must comply with applicable SEC rules.

Proposals or director nominations by stockholders intended to be considered at the annual meeting of stockholders to be held in 2024, without including the proposal in our proxy statement and form of proxy relating to that meeting, must notify us no earlier than the close of business on May 15, 2024, and no later than the close of business on June 14, 2024. In order to make a proposal at such meeting, these proposals must comply with our Bylaws.
Other Business
As of the date of this Proxy Statement, we are not aware of any business to be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If, however, other matters are properly presented at the Annual Meeting, the persons named as proxies (or their substitutes) will vote in accordance with their discretion with respect to those matters.

ANNUAL REPORT

The Annual Report contains audited consolidated financial statements of our Company and its subsidiaries and the report thereon of KPMG LLP, our independent registered public accounting firm. A copy of the Annual Report is being provided with this Proxy Statement and has been posted on the Internet, along with this Proxy Statement, each of which is accessible by following the instructions in this Proxy Statement and the accompanying Notice.

Any person who was our stockholder on the Record Date (including any beneficial owner holding shares in "street name" as of the Record Date) may request a copy of the Annual Report, and it will be furnished without charge upon request. Requests should be directed to Deckers Outdoor Corporation, 250 Coromar Drive, Goleta, California 93117, Attention: Corporate Secretary, or by telephone to (805) 967-7611.

BY ORDER OF THE BOARD OF DIRECTORS

Dave Powers Chief Executive Officer and President

Goleta, California
August 2, 2023

DECKERS
BRANDS

250 COROMAR DRIVE
GOLETA, CALIFORNIA 93117

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET BEFORE THE VIRTUAL ANNUAL MEETING
by visiting - www.proxyvote.com or scan the QR Barcode above

VOTE AT THE VIRTUAL ANNUAL MEETING
by visiting - www.virtualshareholdermeeting.com/DECK2023
Attend the Annual Meeting virtually by live webcast via the Internet. You will need the 16-digit control number, printed below, to attend and vote at the Annual Meeting.

VOTE BY INTERNET BEFORE THE VIRTUAL ANNUAL MEETING
by visiting - www.proxyvote.com
Use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, September 10, 2023. You will need the 16-digit control number, printed below, in hand when you access the website. Follow the instructions provided to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE
by calling - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on Sunday, September 10, 2023. You will need the 16-digit control number, printed below, in hand when you call and then follow the instructions provided.

VOTE BY MAIL
Mark, sign and date your proxy card, provided below, and return it promptly in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 by 11:59 p.m. Eastern Time on Sunday, September 10, 2023.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V20542-P95287

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DECKERS OUTDOOR CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Michael F. Devine, III	06) Maha S. Ibrahim
02) David A. Burwick	07) Victor Luis
03) Nelson C. Chan	08) Dave Powers
04) Cynthia (Cindy) L Davis	09) Lauri M. Shanahan
05) Juan R. Figuereo	10) Bonita C. Stewart

Our Board of Directors recommends that you vote FOR Proposals 2 and 3.

Our Board of Directors recommends that you vote every "ONE YEAR" on Proposal 4.

	1 Year	2 Years	3 Years	Abstain
4. "FOR" the approval, on a non-binding advisory basis, that the frequency of future advisory votes on compensation of our Named Executive Officers shall occur every "ONE YEAR".	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice of Annual Meeting of Stockholders, Proxy Statement and 2023 Annual Report on Form 10-K are available at www.proxyvote.com.

V20543-P95287

DECKERS OUTDOOR CORPORATION
2023 Annual Meeting of Stockholders
Monday, September 11, 2023 at 1:00 p.m. Pacific Time
This proxy is solicited by the Board of Directors of Deckers Outdoor Corporation

The undersigned hereby appoints Thomas Garcia and Steven J. Fasching, and each of them, with the power to act without the other and with the power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of common stock of Deckers Outdoor Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon any other business that may properly come before the virtual Annual Meeting to be held on Monday, September 11, 2023 via the Internet at www.virtualshareholdermeeting.com/DECK2023, or at any postponements or adjournments thereof, with all powers which the undersigned would possess if present at the virtual 2023 Annual Meeting.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned. **If no direction is made but the card is signed, this proxy card will be voted "FOR ALL" director nominees listed under Proposal 1, "FOR" Proposals 2 and 3, "1 YEAR" on Proposal 4, and in the discretion of the proxies with respect to any other business that may properly come before the virtual 2023 Annual Meeting, or at any postponements or adjournments thereof.** At the date the Proxy Statement was made available to stockholders, we were not aware of any other business to be presented for consideration at the virtual 2023 Annual Meeting.

Continued and to be signed on the reverse side